As filed with the SEC on September 27, 2024
Registration No. 333-281786

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-14/A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

☐ Pre-Effective Amendment No. ___	☒ Post-Effective Amendment No. 1

PERRITT FUNDS, INC.
(Exact Name of Registrant as Specified in Charter)

300 South Wacker Drive, Suite 600, Chicago, Illinois 60606
(Address of Registrant’s Principal Executive Offices)

(312) 669-1650
(Registrant’s Telephone Number, Including Area Code)

Michael J. Corbett
Perritt Capital Management, Inc.
300 South Wacker Drive
Suite 600
Chicago, Illinois 60606
(Name and Address of Agent for Service)

Copies of all communications to:

Peter D. Fetzer
Foley & Lardner LLP
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202

This Registration Statement is effective immediately upon filing pursuant to paragraph (b) of Rule 485 under the Securities Act of 1933, as amended.

Title of Securities Being Registered: Shares of common stock, no par value.

No filing fee is due because an indefinite number of shares have been registered in reliance on Section 24(f) under the Investment Company Act of 1940, as amended.

PERRITT FUNDS, INC.
300 South Wacker Drive
Suite 600
Chicago, Illinois 60606

September 27, 2024

Dear Perritt Ultra MicroCap Fund Shareholder:

We are sending this information to you because you are a shareholder of the Perritt Ultra MicroCap Fund (the “Ultra MicroCap Fund”), a series of Perritt Funds, Inc. (the “Company”). The Board of Directors (the “Directors”) of the Company is pleased to announce the acquisition of the assets and liabilities of the Ultra MicroCap Fund by the Perritt MicroCap Opportunities Fund (the “MicroCap Opportunities Fund”), a series of the Company. We sometimes refer to each of the Ultra MicroCap Fund and the MicroCap Opportunities Fund as a “Fund” and together, the “Funds”.

The acquisition, which is expected to become effective after the close of business on October 25, 2024, is described in more detail in the attached prospectus. You should review the prospectus carefully and retain it for future reference. In connection with this acquisition, we are not asking you for a proxy and you are requested not to send a proxy.

The Ultra MicroCap Fund and the MicroCap Opportunities Fund have identical investment objectives. The MicroCap Opportunities Fund seeks long-term capital appreciation by investing mainly in common stocks of companies with market capitalizations that are below $500 million at the time of initial purchase. The Ultra MicroCap Fund seeks long-term capital appreciation by investing mainly in common stocks of companies with market capitalizations that are below $300 million at the time of initial purchase. Approximately 40% of the portfolio of the Ultra MicroCap Fund is currently held by the MicroCap Opportunities Fund.

We anticipate that the acquisition will result in benefits to the shareholders of the Ultra MicroCap Fund as discussed more fully in the prospectus. As a general matter, we believe that the acquisition will provide a similar investment opportunity with a lower expense ratio for the Ultra MicroCap Fund shareholders. In recommending the acquisition, the Directors have considered, among other things, the investment objectives and investment policies of the Funds, the Ultra MicroCap Fund’s prospects for future sales, expense ratio reductions expected to result from the acquisition, the comparison of fees for the Funds and the pro forma combined Fund, the overlap of the securities held, or eligible to be held, by the Funds, the costs of the acquisition and the allocation thereof, and the intended tax-free nature of the acquisition, and the Directors have concluded that the acquisition is in the best interests of the Funds.

Upon the acquisition of the Ultra MicroCap Fund by the MicroCap Opportunities Fund, each shareholder of the Ultra MicroCap Fund will receive shares of the MicroCap Opportunities Fund, which have an aggregate net asset value (“NAV”) equal to the aggregate NAV of the shareholder’s shares in the Ultra MicroCap Fund. The Ultra MicroCap Fund would then terminate. The shareholders of the Ultra MicroCap Fund will not be assessed any sales charges or other shareholder fees in connection with the acquisition.

Sincerely,

/s/ Michael J. Corbett
Michael J. Corbett
President

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of the acquisition described in the prospectus or the securities to be issued pursuant to the acquisition under the prospectus or determined if the prospectus is accurate or adequate. Any representation to the contrary is a criminal offense.

The enclosed prospectus is dated September 27, 2024 and is

first being mailed to shareholders on or about September 27, 2024.

PERRITT FUNDS, INC.
300 South Wacker Drive
Suite 600
Chicago, Illinois 60606

QUESTIONS AND ANSWERS

Dated: September 27, 2024

Question 1: What is this document and why did we send this document to you?

Answer: The attached document is a prospectus that provides you with information about the acquisition (the “Acquisition”) of the assets and liabilities of the Perritt Ultra MicroCap Fund (the “Ultra MicroCap Fund”), a series of Perritt Funds, Inc. (the “Company”), by the Perritt MicroCap Opportunities Fund (the “MicroCap Opportunities Fund”), another series of the Company. The Ultra MicroCap Fund and the MicroCap Opportunities Fund are each a “Fund” and, collectively, the “Funds”.

On August 5, 2024, the Board of Directors (the “Directors”) of the Company approved and declared advisable the Acquisition of the Ultra MicroCap Fund by the MicroCap Opportunities Fund. The Acquisition does not require approval by shareholders of either Fund. We are not asking you for a proxy and you are requested not to send a proxy.

Shareholders may contact the Company by writing to Perritt Funds, Inc., 300 South Wacker Drive, Suite 600, Chicago, Illinois 60606, or by calling 1-800-332-3133.

Question 2: How will the Acquisition work?

Answer: The agreement and plan of reorganization dated as of September 27, 2024 (the “Plan”) provides for (1) the transfer of all the assets of the Ultra MicroCap Fund to the MicroCap Opportunities Fund, (2) the assumption by the MicroCap Opportunities Fund of all the liabilities of the Ultra MicroCap Fund, (3) the issuance to shareholders of the Ultra MicroCap Fund of shares of the MicroCap Opportunities Fund, equal in aggregate net asset value (“NAV”) to the NAV of their former shares of the Ultra MicroCap Fund in redemption of their shares of the Ultra MicroCap Fund, and (4) the termination of the Ultra MicroCap Fund. As a result of the Acquisition, each shareholder of the Ultra MicroCap Fund will become a shareholder of the MicroCap Opportunities Fund.

Shareholders of the Ultra MicroCap Fund will not be assessed any sales charges or other shareholder fees in connection with the Acquisition.

Question 3: Why is the Acquisition taking place?

Answer: After considering the recommendation of Perritt Capital Management, Inc., the investment adviser to the Funds (the “Adviser”), the Directors concluded that participation by the Ultra MicroCap Fund in the Acquisition is in the best interests of the Ultra MicroCap Fund and its shareholders. In recommending the Acquisition, the Directors have considered, among other things, the investment objectives and investment policies of the Funds, the Ultra MicroCap Fund’s prospects for future sales, expense ratio reductions expected to result from the Acquisition, the comparison of fees for the Funds and the pro forma combined Fund, the overlap of the securities held, or eligible to be held, by the Funds, the costs of the acquisition and the allocation thereof, and the intended tax-free nature of the Acquisition.

Question 4: When will the Acquisition take place?

Answer: The Acquisition is expected to take place after the close of business on October 25, 2024.

Question 5: Who will bear the expenses of the Acquisition?

Answer: The expenses of the Acquisition will be borne by the Adviser regardless of whether the Acquisition is consummated. Following the Acquisition, the MicroCap Opportunities Fund will hold the assets of the Ultra MicroCap Fund that it acquires until the MicroCap Opportunities Fund rebalances its portfolio in the ordinary course, pursuant to its customary procedures. The Adviser will not pay for the trading costs (including brokerage commissions, taxes, and custodian fees) that may result from the MicroCap Opportunities Fund rebalancing its portfolio in the ordinary course following the Acquisition.

Question 6: Where can I find additional information about the Funds?

Answer: Additional information about the Funds is available in the Statement of Additional Information (“SAI”) dated September 27, 2024 that has been filed with the Securities and Exchange Commission (“SEC”) in connection with this prospectus, along with the other documents identified below. The SAI is incorporated by reference into this prospectus and accompanies this prospectus.

Information about the Funds is also contained in the following documents, which have been filed with the SEC and are incorporated by reference into this prospectus (this means that they are legally considered to be a part of this prospectus):

●	The current prospectus of the Ultra MicroCap Fund and the MicroCap Opportunities Fund, dated February 28, 2024, as amended to date.

●	The current Statement of Additional Information of the Ultra MicroCap Fund and the MicroCap Opportunities Fund, dated February 28, 2024, as amended to date.

●	The current Annual Report of the Ultra MicroCap Fund and the MicroCap Opportunities Fund, for the fiscal year ended October 31, 2023.

●	The current Semi-Annual Report of the Ultra MicroCap Fund and the MicroCap Opportunities Fund, for the fiscal period ended April 30, 2024.

Copies of the SAI and the above-referenced documents are available upon request and without charge by writing to Perritt Funds, Inc., 300 South Wacker Drive, Suite 600, Chicago, Illinois 60606, or by calling 1-800-332-3133.

You may view or obtain documents from the SEC:

●	In person: at the SEC’s Public Reference Room in Washington, D.C., from 10:00 a.m. to 3:00 p.m. Eastern time, Monday through Friday

●	By phone: 1-202-551-8090 (for information on the operations of the Public Reference Room only)

●	By mail: Public Reference Section, Securities and Exchange Commission, Washington, D.C. 20549-0102 (duplicating fee required)

●	By electronic mail: publicinfo@sec.gov (duplicating fee required)

●	On the Internet: www.sec.gov

PERRITT FUNDS, INC.
300 South Wacker Drive
Suite 600
Chicago, Illinois 60606
(312) 669-1650
(800) 332-3133

INFORMATION STATEMENT/PROSPECTUS DATED SEPTEMBER 27, 2024 For the Reorganization of Perritt Ultra MicroCap Fund Into Perritt MicroCap Opportunities Fund

We are sending this information statement/prospectus (referred to herein as prospectus) to you because you are a shareholder of the Perritt Ultra MicroCap Fund (the “Ultra MicroCap Fund”), a series of Perritt Funds, Inc. (the “Company”). The Board of Directors (the “Directors”) of the Company is pleased to announce the acquisition of the assets and liabilities of the Ultra MicroCap Fund by the Perritt MicroCap Opportunities Fund (the “MicroCap Opportunities Fund”), another series of the Company. We sometimes refer to each of the Ultra MicroCap Fund and the MicroCap Opportunities Fund as a “Fund” and together, the “Funds”.

We are not asking you for a proxy and you are requested not to send a proxy.

The proposed acquisition will be effected pursuant to an agreement and plan of reorganization (the “Plan”), which provides for (collectively, the “Reorganization”): (1) the transfer of all the assets of the Ultra MicroCap Fund to the MicroCap Opportunities Fund, (2) the assumption by the MicroCap Opportunities Fund of all the liabilities of the Ultra MicroCap Fund, (3) the issuance to shareholders of the Ultra MicroCap Fund of shares of the MicroCap Opportunities Fund, equal in aggregate net asset value (“NAV”) to the NAV of their former shares of the Ultra MicroCap Fund in redemption of their shares of the Ultra MicroCap Fund, and (4) the termination of the Ultra MicroCap Fund. As a result of the Reorganization, each shareholder of the Ultra MicroCap Fund will become a shareholder of the MicroCap Opportunities Fund.

The Ultra MicroCap Fund and the MicroCap Opportunities Fund are each a series of Perritt Funds, Inc., an open-end management investment company registered with the Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended (the “Investment Company Act”).

This prospectus, which should be retained for future reference, sets forth concisely information about the MicroCap Opportunities Fund that investors should know before the Reorganization. Additional information is contained in the following documents, which have been filed with the SEC and are incorporated by reference into this prospectus (this means that they are legally considered to be a part of this prospectus):

●	The Statement of Additional Information dated September 27, 2024, relating to the Plan, including financial statements, which accompanies this prospectus.

●	The current prospectus of the Ultra MicroCap Fund and the MicroCap Opportunities Fund, dated February 28, 2024, as amended to date.

●	The current Statement of Additional Information of the Ultra MicroCap Fund and the MicroCap Opportunities Fund, dated February 28, 2024, as amended to date.

●	The current Annual Report of the Ultra MicroCap Fund and the MicroCap Opportunities Fund, for the fiscal year ended October 31, 2023.

●	The current Semi-Annual Report of the Ultra MicroCap Fund and the MicroCap Opportunities Fund, for the semi-annual period ended April 30, 2024.

Copies of these documents are available upon request and without charge by writing to Perritt Funds, Inc., 300 South Wacker Drive, Suite 600, Chicago, Illinois 60606, or by calling 1-800-332-3133.

We are not asking you for a proxy or written consent, and you are requested not to send to us a proxy or written consent.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of the reorganization described in the prospectus or the securities to be issued pursuant to the reorganization under the prospectus or determined if the prospectus is accurate or adequate. Any representation to the contrary is a criminal offense.

PROSPECTUS TABLE OF CONTENTS

i

I.	SYNOPSIS

A.	Overview

The following synopsis is a summary of certain information contained elsewhere in this prospectus, including documents incorporated by reference, as well as in an agreement and plan of reorganization attached to this prospectus (the “Plan”). This synopsis is qualified by reference to the more complete information contained herein as well as in the prospectus of the Perritt Ultra MicroCap Fund (the “Ultra MicroCap Fund”) and the Perritt MicroCap Opportunities Fund (the “MicroCap Opportunities Fund”), dated February 28, 2024, which includes information about the Funds, and in the Plan attached hereto as Exhibit A. The transactions contemplated by the Plan (collectively the “Reorganization”) are described herein. Shareholders should read the entire prospectus carefully.

The Ultra MicroCap Fund and the MicroCap Opportunities Fund are each a series of Perritt Funds, Inc. (the “Company”). We sometimes refer to each of the Ultra MicroCap Fund and the MicroCap Opportunities Fund as a “Fund” and together, the “Funds”.

B.	Reasons for the Reorganization/Board Deliberations

The Funds’ investment adviser, Perritt Capital Management, Inc. (the “Adviser”), recommended that the Directors approve the Plan. The Directors considered the factors discussed below, among others, from the point of view of the interests of the Ultra MicroCap Fund and its shareholders. After careful consideration, the Directors (including all Directors who are not “interested persons” of the Funds, the Adviser or its affiliates) determined that Reorganization would be in the best interests of the Ultra MicroCap Fund and that the interests of existing shareholders of the Funds would not be diluted as a result of the Reorganization. The Directors have unanimously approved the Plan.

The Directors considered, among other things:

●	The Adviser discussed with the Directors that it believes that the Reorganization would benefit the Ultra MicroCap Fund and its shareholders by resulting in a lower expense ratio. The Directors concluded that a significantly lower expense ratio would benefit the shareholders of the Ultra MicroCap Fund.

●	Potential shareholder benefits, including the fact that the pro forma total expense ratio of the combined Fund is expected to be significantly lower than the current expense ratio of the Ultra MicroCap Fund. The Directors reviewed the estimated pro forma expense ratio, concluding that it is expected to significantly lower expenses for the shareholders of the Ultra MicroCap Fund.

●	The current asset level of the Ultra MicroCap Fund and the combined pro forma asset level of the combined Fund. The Directors concluded that the significantly low level of assets in the Ultra MicroCap Fund negatively impacts the total annual operating expenses of the Fund, to the detriment of the Fund’s shareholders. By combining with the MicroCap Opportunities Fund, it is expected that the Ultra MicroCap Fund’s shareholders will experience a significant decrease in total annual operating expenses, with both Funds benefitting from higher asset levels and lower annual operating expenses.

●	The historical performance of the Funds. Both Funds have had positive performance, but the performance of the MicroCap Opportunities Fund has generally been better than that of the Ultra MicroCap Fund’s performance over the reported periods. And the Directors concluded that the Ultra MicroCap Fund’s shareholders are expected to benefit from both significantly lower expenses and the potential for improved performance.

●	The investment objective and principal investment strategies of the Funds. The Directors concluded that the Funds have similar investment objectives and principal investment strategies, and that the Reorganization will provide the Ultra MicroCap Fund’s shareholders with a similar investment opportunity that has a lower expense ratio.

●	The form of the Plan and the terms and conditions of the Reorganization. The Directors concluded that the terms and conditions of the Reorganization are fair and reasonable for both of the Funds, noting that the Adviser will bear the costs of the Reorganization, which is beneficial for both of the Funds.

Also, the Directors approved the Plan on behalf of the MicroCap Opportunities Fund.

The Adviser will pay all of the expenses related to the Reorganization. The costs of the Reorganization include, but are not limited to, costs associated with the preparation and filing of the registration statement and printing and distribution of the prospectus, legal fees, accounting fees and securities registration fees.

C.	The Proposed Plan and Resulting Reorganization

The Plan provides for: (1) the transfer of all the assets of the Ultra MicroCap Fund to the MicroCap Opportunities Fund, (2) the assumption by the MicroCap Opportunities Fund of all the liabilities of the Ultra MicroCap Fund, (3) the issuance to shareholders of the Ultra MicroCap Fund of shares of the MicroCap Opportunities Fund, equal in aggregate NAV to the NAV of their former shares of the Ultra MicroCap Fund in redemption of their shares of the Ultra MicroCap Fund, and (4) the termination of the Ultra MicroCap Fund. As a result of the Reorganization, each shareholder of the Ultra MicroCap Fund will become a shareholder of the MicroCap Opportunities Fund.

No sales charges will be imposed on the shares of the MicroCap Opportunities Fund issued in connection with the Reorganization. The Reorganization has been structured with the intention that it qualify for federal income tax purposes as a tax free reorganization under the Internal Revenue Code of 1986, as amended (the “Code”). It is therefore intended that shareholders generally will not recognize any gain or loss on the exchange of Ultra MicroCap Fund shares for MicroCap Opportunities Fund shares for federal income tax purposes as a result of the Reorganization.

D.	Comparison of the Ultra MicroCap Fund and the MicroCap Opportunities Fund

1.	Investment Objectives and Principal Investment Policies

The Ultra MicroCap Fund and the MicroCap Opportunities Fund have identical investment objectives. They each seek long-term capital appreciation.

The MicroCap Opportunities Fund seeks long-term capital appreciation by investing mainly in common stocks of companies with market capitalizations that are below $500 million at the time of initial purchase.

The Ultra MicroCap Fund seeks long-term capital appreciation by investing mainly in common stocks of companies with market capitalizations that are below $300 million at the time of initial purchase.

The MicroCap Opportunities Fund has no investment restriction material to its investment strategy that is materially different from any investment restriction that is material to the investment strategy of the Ultra MicroCap Fund.

2.	Investment Advisory Services

Perritt Capital Management, Inc., 300 South Wacker Drive, Suite 600, Chicago, Illinois 60606, serves as the investment adviser to the Funds. The Ultra MicroCap Fund pays the Adviser a monthly management fee based on its average daily net assets at the annual rate of 1.25%. The MicroCap Opportunities Fund pays the Adviser a monthly management fee based on its average daily net assets at the annual rate of 1.00%.

3.	Distribution Services

Quasar Distributors, LLC (“Quasar”), 615 East Michigan Street, Milwaukee, Wisconsin 53202 acts as distributor for the Funds. As such, Quasar is responsible for all purchases, sales, redemptions, and other transfers of shares. As distributor, Quasar also provides certain administrative services. Shares of the Funds are offered for sale on a continuous basis at NAV per share. Quasar is a registered broker-dealer and member of the Financial Industry Regulatory Authority (FINRA).

4.	Purchase and Redemption Procedures

The purchase and redemption procedures for the Funds are the same.

Purchases and sales (redemptions) of shares of both the Funds are made at the NAV per share next determined after receipt of a complete and accurate purchase or redemption order by the Funds’ transfer agent. The shares of the Funds have no load or 12b-1 fee. A redemption fee of 2% of the amount of the redemption is generally applicable for shares held ninety (90) days or less. The redemption fee will be waived with regard to the Ultra MicroCap Fund in light of the proposed Reorganization. The Funds’ transfer agent assesses a fee of $15.00 for each redemption made by wire.

The minimum amounts required to invest in or add to an account with the Funds are indicated below:

Initial Purchase:	$1,000
Additional Purchase:	$ 50
Automatic Investment Plan:	$ 50
Individual Retirement Account:	$ 250
Tax Deferred Retirement Account:	$ 250
Uniform Gifts to Minors Act:	$ 250
Dividend Reinvestment:	None

The Funds offer an automatic investment plan, whereby an existing shareholder may authorize the Funds to withdraw from his or her personal bank account each month an amount that such shareholder wishes to invest, which must be at least $100. The Funds may waive the investment minimums from time to time.

5.	Exchange Procedures

The exchange procedures for the Funds are the same.

Shareholders of the Funds may exchange shares of the Funds for shares of any of the other Perritt Funds, provided that such shareholder meets the minimum initial investment requirements, any day that the Funds and the New York Stock Exchange are open for business. Telephone exchanges will be charged a $5 fee. There is no $5 fee

6.	Service Providers

The Funds have the same service providers, which will continue in their capacity after the Reorganization.

E.	Federal Tax Consequences of the Proposed Reorganization

It is intended that neither the Ultra MicroCap Fund nor its shareholders will be required to recognize gain or loss as a result of the Reorganization, except for rebalancing of the Ultra MicroCap Fund’s portfolio that occurs prior to the Reorganization in connection with the Reorganization. Assuming that the Reorganization qualifies as a reorganization for U.S. federal income tax purposes (a “Tax-Free Reorganization”): (i) the aggregate tax basis of the shares of the MicroCap Opportunities Fund received by a shareholder of the Ultra MicroCap Fund (including any fractional shares to which the shareholder may be entitled) will be the same as the aggregate tax basis of the shareholder’s shares of the Ultra MicroCap Fund that are surrendered in exchange for such shares of the MicroCap Opportunities Fund; (ii) the holding period of the shares of the MicroCap Opportunities Fund received by a shareholder of the Ultra MicroCap Fund (including any fractional share to which the shareholder may be entitled) will include the holding period of the shares of the Ultra MicroCap Fund surrendered by the shareholder in the exchange, provided that such shares of the Ultra MicroCap Fund are held as capital assets by the shareholder at the time of the Reorganization; and (iii) the holding period and tax basis of each asset of the Ultra MicroCap Fund in the hands of the MicroCap Opportunities Fund as a result of the Reorganization will be the same as the holding period and tax basis of each such asset in the hands of the Ultra MicroCap Fund prior to the Reorganization. It is a condition to the closing of the Reorganization that Foley & Lardner LLP, counsel to the Funds, issue an opinion to the Funds generally to the effect that the Reorganization qualifies as a Tax-Free Reorganization. An opinion of counsel is not binding on the Internal Revenue Service (“IRS”).

Prior to the closing of the Reorganization, the Ultra MicroCap Fund and the MicroCap Opportunities Fund will declare a distribution to their shareholders which, together with all previous distributions, will have the effect of distributing to such shareholders all of the Funds’ undistributed net taxable income and gain, which will include gain recognized by the Ultra MicroCap Fund in connection with rebalancing that occurs prior to the Reorganization. It is estimated that around 16% of the assets of the Ultra MicroCap Fund will be sold as a result of such rebalancing, at a cost of approximately $9,000 or 0.10% of the assets of the Ultra MicroCap Fund. There is no resulting capital gains distribution directly related to such sales. Following the Acquisition, the MicroCap Opportunities Fund will hold the assets of the Ultra MicroCap Fund that it acquires until the MicroCap Opportunities Fund rebalances its portfolio in the ordinary course, pursuant to its customary procedures.

The Reorganization is expected to result in a substantial limitation on the ability to use any capital loss carryforwards of the Ultra MicroCap Fund and any unrealized capital losses (once realized) inherent in the tax basis of the assets of the Funds, in each case for U.S. federal income tax purposes. These limitations would increase taxable distributions to the MicroCap Opportunities Fund’s shareholders. The Funds had no capital loss carryforwards for the year ended October 31, 2023.

As of October 31, 2023, the Ultra MicroCap Fund deferred, on a tax basis, late-year ordinary losses of $130,208, which may be used to offset capital gains generated by such sales. After the Reorganization, these losses will be available to the MicroCap Opportunities Fund to offset its capital gains, although the amount of offsetting losses in any given year will be limited. As a result of this limitation, it is possible that the MicroCap Opportunities Fund may not be able to use these losses as rapidly as the Ultra MicroCap Fund might have, and part of these losses may not be useable at all. The ability of the MicroCap Opportunities Fund to utilize the Ultra MicroCap Fund’s accumulated capital loss carryforwards in the future depends upon a variety of factors that cannot be known in advance, including the existence of capital gains against which these losses may be offset. The Funds had no capital loss carryforwards for the year ended October 31, 2023.

II.	PRINCIPAL RISK FACTORS

By investing in equity securities, the Funds may expose shareholders to certain market risks that could cause shareholders to lose money. These risks include (the risks are identical for both of the Funds other than “Early Stage Companies Risk”):

Common Stocks: Common stocks occupy the most junior position in a company’s capital structure.  Although common stocks have a history of long-term growth in value, their prices fluctuate based on changes in a company’s financial condition and on overall market and economic conditions.  Therefore, the price of common stocks may decline for a number of reasons.  The price declines may be steep, sudden and/or prolonged. A rise in protectionist trade policies, slowing global economic growth, the risk of trade and geopolitical disputes, and the possibility of changes to some international trade agreements, could affect the economies of many nations, including the United States, in ways that cannot necessarily be foreseen at the present time, and may negatively impact the markets in which the Funds invest.

Sector Risk: From time to time, the Fund may concentrate its investments in one or more industry sectors. The Fund is currently substantially invested in the industrials sector, and the Fund’s performance is therefore affected by developments in this sector. The industrials sector consists of companies that may be particularly impacted by government regulation in the U.S. and elsewhere, as well as geopolitical events and economic conditions. In addition, companies in the industrials sector may be particularly impacted by litigation and threatened litigation, labor disputes and foreign exchange rates.

Micro-Cap & Small Capitalization Companies: Micro-cap and small capitalization companies typically have relatively lower revenues, limited product lines, lack of management depth, higher risk of insolvency and a smaller share of the market for their products or services than larger capitalization companies.  Generally, the share prices of stocks of micro-cap and small capitalization companies are more volatile than those of larger capitalization companies.  Thus, the Fund’s share price may increase and decrease by a greater percentage than the share prices of funds that invest in the stocks of large capitalization companies.  Also, the returns of micro-cap and small capitalization company stocks may vary, sometimes significantly, from the returns of the overall market.  In addition, micro-cap and small capitalization company stocks tend to perform poorly during times of economic stress.  Relative to large capitalization company stocks, the stocks of micro-cap and small capitalization companies are thinly traded, and purchases and sales may result in higher transactions costs.  For these reasons, the Fund is a suitable investment for only that part of an investor’s capital that can be exposed to above-average risk.

Market Risk:  The Fund may be exposed to “market risk.”  Market risk is the risk that stocks may decline significantly in price over short or extended periods of time.  Price changes may occur in the market as a whole, or they may occur in only a particular company, industry or sector of the market. In the past decade, financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty.

Manager Risk:  The Fund may lose money if the Fund’s investment strategy does not achieve the Fund’s objective or the Fund’s investment adviser does not implement the strategy properly.

Liquidity Risk:  Liquidity risk is the risk, due to certain investments trading in lower volumes or to market and economic conditions that the Fund may be unable to find a buyer for its investments when it seeks to sell them or to receive the price it expects based on the Fund’s valuation of the investments. Events that may lead to increased redemptions, such as market disruptions, may also negatively impact the liquidity of the Fund’s investments when it needs to dispose of them. If the Fund is forced to sell its investments at an unfavorable time and/or under adverse conditions in order to meet redemption requests, such sales could negatively affect the Fund. Liquidity issues may also make it difficult to value the Fund’s investments.

Early Stage Companies (Ultra MicroCap Fund Only):  Early stage companies are subject to the same risks as micro-cap companies.  In addition, they may not be profitable initially and there is no guarantee that they will become profitable or be able to obtain necessary financing.  They may rely on untested business plans.  Early stage companies may not be successful in developing markets for their products and services.  They may remain an insignificant part of their industry.  They may be illiquid or may not be publicly traded.  Investments in early stage companies tend to be more volatile and somewhat more speculative than investments in more established companies.

III.	COMPARISON FEE TABLE AND EXAMPLE

A.	Fee Tables

The Reorganization would result in a reduction in expense ratios for shareholders of the Ultra MicroCap Fund. The following table shows the Funds’ expense ratios and pro forma expense ratio of the combined Fund as of October 31, 2023.

Total Annual Fund Operating Expenses
Ultra MicroCap Fund	2.97%
MicroCap Opportunities Fund	1.68%
MicroCap Opportunities Fund Pro Forma Combined	1.63%

As the table indicates, after the Reorganization the expense ratio is expected to be reduced for the Ultra MicroCap Fund by approximately 1.34%. The expense information in the fee tables herein reflects the current fees of the Funds.

The purpose of the tables below is to assist an investor in understanding the various costs and expenses that a shareholder bears directly and indirectly from an investment in the Funds. The tables allow you to compare the expenses of each Fund and estimates for the pro forma combined Fund in its first year following the Reorganization.

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases	None
Maximum Deferred Sales Charge (Load)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Distributions	None
Redemption Fee(1)(as a percentage of amount redeemed on shares held for 90 days or less)	2.00%
Exchange Fee (as a percentage of amount exchanged on shares held for 90 days or less)	2.00%

(1)	The redemption fee for the Ultra MicroCap Fund is waived in light of the proposed Reorganization.
	Ultra MicroCap Fund	MicroCap Opportunities Fund	MicroCap Opportunities Fund Pro Forma Combined
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.25%	1.00%	1.00%
Distribution and Service (12b-1) Fees	None	None	None
Other Expenses(1)	1.72%	0.68%	0.63%
Total Annual Fund Operating Expenses	2.97%	1.68%	1.63%

(1) “Other Expenses” include less than 0.01% of Acquired Fund Fees and Expenses (“AFFE”). AFFE are indirect fees and expenses that the Fund incurs from investing in the shares of other mutual funds.  Due to the effect of rounding when AFFE are added to “Other Expenses,” the Total Annual Fund Operating Expenses for the Fund in the table above differ from the Ratio of Net Expenses to Average Net Assets in the “Financial Highlights” because the audited information in the “Financial Highlights” reflects the Fund’s operating expenses and does not include indirect expenses such as AFFE.

The projected post-Reorganization pro forma Annual Fund Operating Expenses presented above are based upon numerous material assumptions. Although these projections represent good faith estimates, there can be no assurance that any particular level of expenses or expense reductions will be achieved, because expenses depend on a variety of factors, including the future level of Fund assets, many of which are beyond the control of the Funds and the Adviser.

B.	Example

The example set forth below is intended to help you compare the cost of investing in the Ultra MicroCap Fund with the cost of investing in the MicroCap Opportunities Fund.

The example assumes that you invest $10,000 in the specified Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that all dividends and other distributions are reinvested and that total operating expenses for each Fund are those shown in the tables above (using net annual fund operating expenses for the first year, to reflect expense reimbursement obligations, and gross annual fund operating expenses for all other years) and remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	One Year	Three Years	Five Years	Ten Years
Ultra MicroCap Fund	$300	$918	$1,562	$3,290
MicroCap Opportunities Fund	$171	$530	$913	$1,987
MicroCap Opportunities Fund Pro Forma Combined	$166	$514	$887	$1,933

The projected examples presented above are based upon numerous material assumptions. Although these projections represent good faith estimates, there can be no assurance that any particular level of expenses or expense reductions will be achieved, because expenses depend on a variety of factors, including the future level of Fund assets, many of which are beyond the control of the Funds and the Adviser.

IV.	THE PROPOSED PLAN AND RESULTING REORGANIZATION

The following is a summary of key information concerning the proposed Reorganization. Keep in mind that more detailed information appears in the Plan, a copy of which is attached to this prospectus as Exhibit A, and in the documents incorporated by reference into this prospectus.

A.	Summary of the Proposed Reorganization

The Plan provides for (1) the transfer of all the assets of the Ultra MicroCap Fund to the MicroCap Opportunities Fund, (2) the assumption by the MicroCap Opportunities Fund of all the liabilities of the Ultra MicroCap Fund, (3) the issuance to shareholders of the Ultra MicroCap Fund of shares of the MicroCap Opportunities Fund, equal in aggregate NAV to the NAV of their former shares of the Ultra MicroCap Fund in redemption of their shares of the Ultra MicroCap Fund, and (4) the termination of the Ultra MicroCap Fund.

Shareholders of the Ultra MicroCap Fund will not be assessed any sales charges or other shareholder fees in connection with the Reorganization.

B.	Terms of the Plan

As provided in the Plan, the MicroCap Opportunities Fund will acquire all the assets and assume all the liabilities, expenses, and obligations of the Ultra MicroCap Fund at the effective time of the Reorganization (the “Effective Time”). In return, the MicroCap Opportunities Fund will issue, and the Ultra MicroCap Fund will distribute to its shareholders, a number of full and fractional shares of the MicroCap Opportunities Fund, determined by dividing the net value of all the assets of the Ultra MicroCap Fund by the NAV of one share of the MicroCap Opportunities Fund. For this purpose, the Plan provides the times for and methods of determining the net value of the assets of each Fund. The Plan provides that each shareholder of the Ultra MicroCap Fund will be credited with shares of the MicroCap Opportunities Fund corresponding to the aggregate NAV of the Ultra MicroCap Fund shares that the shareholder holds of record at the Effective Time.

Following the distribution of the MicroCap Opportunities Fund shares in full liquidation of the Ultra MicroCap Fund, the Ultra MicroCap Fund will wind up its affairs and terminate as soon as is reasonably possible after the Reorganization.

The projected expenses of the Reorganization will be borne by the Adviser. The Adviser will not pay for the trading costs (including brokerage commissions, taxes, and custodian fees) that may result from the MicroCap Opportunities Fund rebalancing its portfolio in the ordinary course following the Reorganization.

Under applicable legal and regulatory requirements, none of the Ultra MicroCap Fund’s shareholders will be entitled to exercise objecting shareholders’ appraisal rights, namely, to demand the fair value of their shares in connection with the Reorganization. Therefore, shareholders will be bound by the terms of the Reorganization under the Plan. However, any shareholder of the Ultra MicroCap Fund may redeem their shares prior to the Reorganization.

Completion of the Reorganization is subject to certain conditions set forth in the Plan. The Directors may terminate the Plan under certain circumstances. Among other circumstances, the Directors may terminate the Plan upon a determination that proceeding with the Plan is not in the best interests of a Fund or of its shareholders.

A copy of the Plan for the Reorganization is attached as Exhibit A.

C.	Description of the MicroCap Opportunities Fund Shares

Each MicroCap Opportunities Fund share issued to Ultra MicroCap Fund shareholders in connection with the Reorganization will be duly authorized, validly issued, fully paid and nonassessable when issued, and will be transferable without restriction and will have no preemptive or conversion rights. The MicroCap Opportunities Fund shares will be sold and redeemed based upon the NAV of the MicroCap Opportunities Fund next determined after receipt of the purchase or redemption request, as described herein and in the Funds’ prospectus.

D.	Reasons for the Reorganization Considered by the Board

The Adviser recommended that the Directors approve the proposed Plan and Reorganization. In discussing this recommendation with the Directors, the Adviser noted that the total assets of the Ultra MicroCap Fund had decreased significantly with a correspondent significant increase in the total annual operating expenses of the Fund. This combined with underperformance compared to the Ultra MicroCap Fund’s benchmarks has made it difficult to grow the assets of the Fund, with the prospect that this will continue for the foreseeable future.

In light of the above factors, the Directors discussed alternatives for the Ultra MicroCap Fund, including staying the course, selling the Ultra MicroCap Fund, and liquidating the Ultra Microcap Fund. After assessing each of these alternatives, the Directors concluded that they did not believe any of the alternatives would provide the Ultra MicroCap Fund and its shareholders a better outcome than the Reorganization. In making this determination, the Directors considered the factors discussed below from the point of view of the interests of the Ultra MicroCap Fund and its shareholders. After careful consideration, the Directors (including all Directors who are not “interested persons” of the Funds, the Adviser or its affiliates) determined that the Reorganization would be in the best interests of the Ultra MicroCap Fund and that the interests of existing shareholders of the Funds would not be diluted as a result of the Reorganization. The Directors have unanimously approved the Plan and the Reorganization.

The Directors considered, among other things:

●	The Adviser discussed with the Directors that it believes that the Reorganization would benefit the Ultra MicroCap Fund and its shareholders by resulting in a lower expense ratio. The Directors concluded that a significantly lower expense ratio would benefit the shareholders of the Ultra MicroCap Fund.

●	Potential shareholder benefits, including the fact that the pro forma total expense ratio of the combined Fund is expected to be significantly lower than the current expense ratio of the Ultra MicroCap Fund. The Directors reviewed the estimated pro forma expense ratio, concluding that it is expected to significantly lower expenses for the shareholders of the Ultra MicroCap Fund.

●	The current asset level of the Ultra MicroCap Fund and the combined pro forma asset level of the combined Fund. The Directors concluded that the significantly low level of assets in the Ultra MicroCap Fund negatively impacts the total annual operating expenses of the Fund, to the detriment of the Fund’s shareholders. By combining with the MicroCap Opportunities Fund, it is expected that the Ultra MicroCap Fund’s shareholders will experience a significant decrease in total annual operating expenses, with both Funds benefitting from higher asset levels and lower annual operating expenses.

●	The historical performance of the Funds. Both Funds have had positive performance, but the performance of the MicroCap Opportunities Fund has generally been better than that of the Ultra MicroCap Fund’s performance over the reported periods. And the Directors concluded that the Ultra MicroCap Fund’s shareholders are expected to benefit from both significantly lower expenses and the potential for improved performance.

●	The investment objective and principal investment strategies of the Funds. The Directors concluded that the Funds have similar investment objectives and principal investment strategies, and that the Reorganization will provide the Ultra MicroCap Fund’s shareholders with a similar investment opportunity that has a lower expense ratio.

●	The form of the Plan and the terms and conditions of the Reorganization. The Directors concluded that the terms and conditions of the Reorganization are fair and reasonable for both of the Funds, noting that the Adviser will bear the costs of the Reorganization, which is beneficial for both of the Funds.

●	The fact that the Funds have the same advisory contract terms, while the MicroCap Opportunities Fund pays a lower investment advisory fee. The Directors concluded that is beneficial for the Ultra MicroCap Fund’s shareholders to be in an investment with a lower investment advisory fee, noting that there are no other material differences between the advisory contracts.

●	Whether the Reorganization would result in the dilution of shareholders’ interests. The Directors concluded that the Reorganization is not expected to result in the dilution of shareholders’ interests, ensuring that the shareholders of the Ultra MicroCap Fund are protected.

●	The fact that no changes in service providers would result from the Reorganization. The Directors noted that the Funds have the same service providers, and the shareholders of the Ultra MicroCap Fund will not experience any decrease in the performance level of the service providers as a result of the Reorganization.

●	The benefits of the Reorganization to the Adviser, which will benefit from the elimination of separate monitoring and administration of the Ultra MicroCap Fund. The Directors concluded that it would be beneficial for the Adviser to be able to concentrate solely on the growth of the MicroCap Opportunities Fund, which is expected to have better near-term and long-term prospects for growth.

●	The fact that the MicroCap Opportunities Fund will assume all the liabilities, expenses and obligations of the Ultra MicroCap Fund. The Directors concluded that no liabilities, expenses or obligations of the Ultra MicroCap Fund would be imposed on the shareholders of the Fund.

●	The expected federal income tax consequences of the Reorganization. The Directors concluded that it was beneficial to the shareholders of the Ultra MicroCap Fund that could be placed in an investment with lower expenses and better long-term performance without negative federal income tax consequences. Namely, it is expected that shareholders generally will not recognize any gain or loss on the exchange of Ultra MicroCap Fund shares for MicroCap Opportunities Fund shares for federal income tax purposes as a result of the Reorganization.

●	The expenses of the Reorganization, and the fact that these would be borne by the Adviser. The Directors concluded that the fact that the Adviser will bear the costs of the Reorganization is beneficial for both of the Funds.

Also, the Directors approved the Plan on behalf of the MicroCap Opportunities Fund.

E.	Federal Income Tax Consequences

The following discussion summarizes certain U.S. federal income tax consequences of the Reorganization. It is based on the Code, applicable U.S. Treasury regulations, judicial authority, and administrative rulings and practice, all as of the date of this prospectus and all of which are subject to change, including changes with retroactive effect. The discussion below does not address any state, local, or foreign income tax or any other tax consequences of the Reorganization.

Tax Treatment

An Ultra MicroCap Fund shareholder’s tax treatment may vary depending on such shareholder’s particular situation. Shareholders may also be subject to special rules not discussed below if such shareholder is a certain kind of shareholder, including, but not limited to, any of the following: (i) an insurance company; (ii) a tax-exempt organization; (iii) a financial institution or broker-dealer; (iv) a person who is neither a citizen nor resident of the United States nor an entity organized under the laws of the United States or a political subdivision thereof; (v) a shareholder who holds the Ultra MicroCap Fund shares as part of a hedge, straddle, or conversion transaction; (vi) a person who does not hold the Ultra MicroCap Fund shares as capital assets at the time of the Reorganization; (vii) a holder of the Ultra MicroCap Fund shares through a tax-deferred account; (viii) a private foundation; or (ix) an entity taxable as a partnership for U.S. federal income tax purposes or an investor in such an entity.

The Funds have not requested and will not request an advance ruling from the IRS as to the U.S. federal income tax consequences of the Reorganization or any related transaction. The IRS could adopt positions contrary to those discussed below, and such positions could be sustained. Shareholders are urged to consult with their own tax advisers and financial planners as to the particular tax consequences to them of the Reorganization, including the applicability and effect of any state, local, or foreign laws and the effect of possible changes in applicable tax laws.

Qualification of the Reorganization as Tax-Free Reorganization

The obligation of the Funds to consummate the Reorganization is contingent upon the Funds’ receipt of an opinion from Foley & Lardner LLP, counsel to the Funds, to the effect that the Reorganization will qualify as a Tax-Free Reorganization. It is intended that neither the Ultra MicroCap Fund nor its shareholders will be required to recognize gain or loss as a result of the Reorganization, except for rebalancing of the Ultra MicroCap Fund’s portfolio that occurs prior to the Reorganization in connection with the Reorganization.

Assuming that the Reorganization qualifies as a Tax-Free Reorganization for U.S. federal income tax purposes: (i) the aggregate tax basis of the shares of the MicroCap Opportunities Fund received by a shareholder of the Ultra MicroCap Fund (including any fractional shares to which the shareholder may be entitled) will be the same as the aggregate tax basis of the shareholder’s shares of the Ultra MicroCap Fund that are surrendered in exchange for such shares of the MicroCap Opportunities Fund; (ii) the holding period of the shares of the MicroCap Opportunities Fund received by a shareholder of the Ultra MicroCap Fund (including any fractional share to which the shareholder may be entitled) will include the holding period of the shares of the Ultra MicroCap Fund surrendered by the shareholder in the exchange, provided that such shares of the Ultra MicroCap Fund are held as capital assets by the shareholder at the time of the Reorganization; and (iii) the holding period and tax basis of each asset of the Ultra MicroCap Fund in the hands of the MicroCap Opportunities Fund as a result of the Reorganization will be the same as the holding period and tax basis of each such asset in the hands of the Ultra MicroCap Fund prior to the Reorganization.

The Funds have not made any investigation as to the state, local, or foreign tax consequences of the Reorganization to the Ultra MicroCap Fund and its shareholders. The opinion of Foley & Lardner LLP is not binding on the IRS and does not preclude the IRS from adopting a contrary position. Their opinion will be based on then-existing law, will be subject to certain assumptions, qualifications, and exclusions, and will be based in part on the truth and accuracy of certain representations by the Funds. Moreover, the opinion will be based upon certain assumptions and representations of the Funds. If any of these representations or covenants of the parties as described herein is inaccurate, the tax consequences of the transaction could differ materially from those summarized above.

Shareholders should consult their own tax advisers concerning potential tax consequences of the Reorganization to them, including any applicable foreign, state, or local income tax consequences.

The Reorganization is expected to result in a substantial limitation on the ability to use any capital loss carryforwards of the Ultra MicroCap Fund and any unrealized capital losses (once realized) inherent in the tax basis of the assets of the Funds, in each case for U.S. federal income tax purposes. These limitations would increase taxable distributions to the MicroCap Opportunities Fund’s shareholders. The Funds had no capital loss carryforwards for the year ended October 31, 2023.

As of September 18, 2024, the Ultra MicroCap Fund had a capital loss carryforward of $0 and unrealized losses of $444,752, and, as of September 18, 2024, the MicroCap Opportunities Fund had unrealized losses of $2,656,546, in each case for U.S. federal income tax purposes. These amounts will change as of the Reorganization date.

Furthermore, in addition to the other limitations on the use of losses, Section 381 of the Code prescribes that, for the taxable year of the Reorganization, only that percentage of the MicroCap Opportunities Fund’s capital gain net income for such taxable year (excluding capital loss carryforwards) equal to the percentage of its year that remains following the Reorganization can be reduced by the MicroCap Opportunities Fund’s capital loss carryforwards (as otherwise limited, as described above).

Shareholders of the Ultra MicroCap Fund may redeem their shares at any time prior to the closing of the Reorganization. Generally, such redemption would be a taxable transaction. Shareholders are advised to consult their own tax advisers on the U.S. federal income tax consequences of any such redemption, as well as the effects of state, local and foreign tax laws.

It is anticipated that a substantial portion of the securities held by the Ultra MicroCap Fund will be sold in connection with the Reorganization to rebalance the portfolio prior to consummating the Reorganization. Any rebalancing could result in additional portfolio transaction costs to the Ultra MicroCap Fund and increased taxable distributions to shareholders of such Ultra MicroCap Fund. The actual tax impact of such sales will depend on the difference between the price at which such portfolio assets are sold and the Ultra MicroCap Fund’s basis in such assets. Any net realized capital gain from sales that occur prior to the Reorganization will be distributed to the Ultra MicroCap Fund’s shareholders as capital gain distributions (to the extent of the excess of net long-term capital gain over net short-term capital loss) and/or ordinary dividends (to the extent of the excess of net short-term capital gain over net long-term capital loss) during or with respect to the year of sale (after reduction by any available capital loss carryovers), and such distributions will be taxable to shareholders. This portfolio turnover would be in addition to the portfolio turnover that would be experienced by the MicroCap Opportunities Fund following the Reorganization in connection with its normal investment operations.

It is estimated that around 16% of the assets of the Ultra MicroCap Fund will be sold as a result of rebalancing prior to the consummation of the Reorganization, at a cost of approximately $9,000 or 0.10% of the assets of the Ultra MicroCap Fund. There is no resulting capital gains distribution directly related to such sales. Following the Acquisition, the MicroCap Opportunities Fund will hold the assets of the Ultra MicroCap Fund that it acquires until the MicroCap Opportunities Fund rebalances its portfolio in the ordinary course, pursuant to its customary procedures.

F.	Comparison of Shareholder Rights

There are no differences in the rights of shareholders of the Ultra MicroCap Fund versus the rights of shareholders of the MicroCap Opportunities Fund, as they are both series of the Company. The Company is a Maryland corporation.

G.	Capitalization

The capitalization of the Ultra MicroCap Fund and the MicroCap Opportunities Fund as of April 30, 2024 and the combined Fund’s pro forma capitalization after giving effect to the Reorganization are set forth in the following table. The table does not show the actual combined aggregate net assets or number of shares of the MicroCap Opportunities Fund to be issued in connection with the Reorganization, as this will depend upon the NAV and number of shares outstanding of the Ultra MicroCap Fund at the Effective Time.

	Ultra MicroCap Fund	MicroCap Opportunities Fund	Pro Forma Adjustments	Pro Forma Combined
Aggregate Net Assets	$10,948,011	$52,236,766	—	$63,184,777
Shares Outstanding	667,143	2,141,486	(218,027)	2,590,602
Net Asset Value Per Share	$16.41	$24.39	—	$24.39

V.	INFORMATION ABOUT THE ULTRA MICROCAP FUND AND THE MICROCAP OPPORTUNITIES FUND

A.	Investment Objective and Investment Strategies

The Ultra MicroCap Fund and the MicroCap Opportunities Fund have identical investment objectives, and they have substantially similar investment strategies.

The MicroCap Opportunities Fund seeks long-term capital appreciation by investing mainly in common stocks of companies with market capitalizations that are below $500 million at the time of initial purchase.

The Ultra MicroCap Fund seeks long-term capital appreciation by investing mainly in common stocks of companies with market capitalizations that are below $300 million at the time of initial purchase.

The MicroCap Opportunities Fund has no investment restriction material to its investment strategy that is materially different from any investment restriction that is material to the investment strategy of the Ultra MicroCap Fund.

For a discussion of the Funds’ principal risks, see the discussion above under Section II, “Principal Risk Factors.”

In order to provide a degree of flexibility, each Fund may change its investment objective without obtaining shareholder approval. An investment objective is not a guarantee.

If a Fund acquires another fund, the Fund may hold indefinitely the portfolio securities transferred to the Fund from the other fund pursuant to the acquisition (“acquired portfolio securities”).   The Fund may sell acquired portfolio securities, in the ordinary course of business, in order to rebalance its portfolio to comply with the prospectus limitations applicable to the Fund or to meet redemption requests.

B.	Fees and Performance

For a discussion of the Funds’ fees and expenses, see the discussion above under Section III, “Comparison Fee Table and Example.” Each Fund pays transaction costs, such as commissions, when it buys and sells securities, or “turns over” its portfolio.  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect a Fund’s performance. During the most recent fiscal year, the Ultra MicroCap Fund’s portfolio turnover rate was 27.2% of the average value of its portfolio. During the most recent fiscal year, the MicroCap Opportunities Fund’s portfolio turnover rate was 20.5% of the average value of its portfolio.

The performance of the Ultra MicroCap Fund and the MicroCap Opportunities Fund is attached hereto as Exhibit B. The performance information found on the attached Exhibit provides some indication of the risks of investing in the Ultra MicroCap Fund and the MicroCap Opportunities Fund by showing changes in their performance from year to year and how the Funds’ average annual returns compare with those of benchmark indices. The Funds’ past performance (before and after taxes) is not necessarily an indication of future performance. Performance may be higher or lower in the future.

C.	Fund Management and Portfolio Advisers

Adviser. Perritt Capital Management, Inc. is the investment Adviser of the Funds. The Adviser’s address is 300 South Wacker Drive, Suite 600, Chicago, Illinois 60606.

The Adviser furnishes the Funds with office space and certain administrative services and provides most of the personnel needed by the Funds.

Portfolio Manager. Michael Corbett is responsible for the day-to-day management of both Funds’ portfolios. Mr. Corbett is President of the Adviser. Additional information about the Portfolio Manager is available in the Statement of Additional Information (“SAI”) dated September 27, 2024 that has been filed with the SEC in connection with this prospectus.

Management Fee. For its services, each of the Funds pay the Adviser a monthly management fee based upon its average daily net assets. The advisory fee for the Ultra MicroCap Fund is 1.25%. The advisory fee for the MicroCap Opportunities Fund is 1.00%.

A discussion regarding the basis for the Board of Directors approving the investment advisory agreements with the Adviser is available in the most recent annual report of the Perritt Funds to shareholders for the period ended October 31, 2023.

Payments to Broker-Dealers and Other Financial Intermediaries. If you purchase the Funds through a broker-dealer or other financial intermediary (such as a bank), the Funds and their related companies may pay the intermediary for the sale of Fund shares and related services.   If made, these payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

D.	Net Asset Value

The price at which investors purchase shares of the Funds and at which shareholders redeem or exchange shares of the Funds is called the net asset value. The Funds normally calculate their NAV as of the close of regular trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. Eastern time) on each day the NYSE is open for trading. If the NYSE is not open, then the Funds do not determine their net asset value, and investors may not purchase or redeem shares of the Funds. The NYSE is closed for trading on New Year’s Day, Dr. Martin Luther King, Jr. Day, Washington’s Birthday, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The NYSE also may be closed on national days of mourning or due to natural disaster or other extraordinary events or emergencies. If the NYSE closes early on a valuation day, the Funds shall determine their net asset value as of that time. The Funds calculate their NAVs based on the market prices of the securities (other than money market instruments) they hold unless market quotations are not readily available, or are deemed unreliable, or other circumstances require fair valuing the securities (as discussed below).

Securities and other assets for which market quotations are not readily available or are deemed unreliable are valued by appraisal at their fair value as determined by the Adviser, as the Funds’ valuation designee under Rule 2a-5 of the Investment Company Act, using fair value methodologies established by the Adviser. The Funds value money market instruments that they hold with remaining maturities of less than sixty (60) days at their amortized cost, as long as the Adviser determines that amortized cost approximates the fair value of the instruments under its fair value methodologies. Other types of securities that the Funds may hold for which fair value pricing might be required include, but are not limited to: (a) illiquid securities (only the Ultra MicroCap Fund may invest in illiquid securities), including “restricted” securities and private placements for which there is no public market; (b) securities of an issuer that has entered into a restructuring; and (c) securities whose trading has been halted or suspended. Valuing securities at fair value involves greater reliance on judgment than securities that have readily available market quotations. There can be no assurance that each Fund could obtain the fair value assigned to a security if it were to sell such security at approximately the same time at which each Fund determines its NAV per share.

Equity securities of relatively small companies frequently will be traded only in the over-the-counter market or on regional stock exchanges and often will be closely held with only a small proportion of the outstanding securities held by the general public.  In view of such factors, the Funds may assume positions in securities with limited trading markets that are subject to wide price fluctuations.  Therefore, the current NAV of the Funds may fluctuate significantly.  In addition, the Funds may invest in securities that are traded on foreign exchanges or markets, which may be open when the NYSE is closed.  As a result, the value of your investment in the Fund may change on days when you are unable to purchase or redeem shares.

E.	Shares

Share Prices of the Funds

The price at which investors purchase shares of the Funds and at which shareholders redeem or exchange shares of the Funds is the net asset value. Please see above for a discussion of how NAV is calculated.

A Fund will process purchase and redemption orders received by U.S. Bancorp Fund Services, LLC (the “Transfer Agent”) prior to the close of regular trading on a day that the NYSE is open at the NAV determined later that day. It will process purchase and redemption orders that it receives after the close of regular trading at the NAV determined at the close of regular trading on the next day the NYSE is open. If an investor sends a purchase or redemption request to the Funds’ corporate address, instead of to its Transfer Agent, the Funds will forward it as promptly as practicable to the Transfer Agent, and the effective date of the purchase or redemption request will be delayed until the purchase or redemption request is received by the Transfer Agent.

Purchasing Shares

How to Open an Account and Make Purchases by Mail and Wire

1.	Read this prospectus very carefully before you invest.
2.	Share purchase applications can be obtained by calling 1-800-332-3133, or by visiting the Funds’ website at www.perrittcap.com.
3.	Determine how much you want to invest keeping in mind the following minimums:

Minimum Investment Requirements
Initial Purchase:	$1,000
Additional Purchase:	$ 50
Automatic Investment Plan:	$ 50
Individual Retirement Account:	$ 250
Tax Deferred Retirement Account:	$ 250
Uniform Gifts to Minors Act:	$ 250
Dividend Reinvestment:	None

The Funds may change minimum investment requirements at any time.

4.	The Funds will not accept payment in cash or money orders. Also, to prevent check fraud, the Funds will not accept third party checks, U. S. Treasury checks, credit card checks, traveler’s checks or starter checks for the purchase of shares. As applicable, make your check payable to “Perritt MicroCap Opportunities Fund,” “Perritt Ultra MicroCap Fund”, or U.S. Bancorp Fund Services, LLC, doing business as “U.S. Bank Global Fund Services” as the Funds’ transfer agent (the “Transfer Agent”). All checks must be in U.S. Dollars drawn on a domestic financial institution and must be payable in U.S. dollars. The Funds are unable to accept post-dated checks or any conditional order or payment. The Transfer Agent will charge a $25 service fee when a check is returned. The shareholder will also be responsible for any losses suffered by the Funds as a result. The Funds may redeem shares you own as reimbursement for any such losses. The Funds reserve the right to reject any purchase order for Fund shares.
5.	Mail the application and check to:

By First Class Mail:	By Overnight or Express Mail:

Perritt Funds, Inc. c/o U.S. Bank Global Fund Services P.O. Box 701 Milwaukee, WI 53201-0701	Perritt Funds, Inc. c/o U.S. Bank Global Fund Services 615 East Michigan Street Milwaukee, WI 53202-5207

Please do not mail letters by overnight delivery service to the Post Office Box address.

The Funds do not consider the U.S. Postal Service or other independent delivery services to be their agents.  Therefore, deposit in the mail or with such services, or receipt at the Transfer Agent’s post office box of purchase orders or redemption requests does not constitute receipt by the Transfer Agent of the Funds.  Receipt of purchase orders or redemption requests is based on when the order is received at the Transfer Agent’s offices.

By Wire

6.	If you are making your first investment in the Funds by wire, please call 1-800-332-3133 before you wire funds in order to make arrangements with a telephone service representative to submit your completed application via mail, overnight delivery or facsimile. You can mail or overnight deliver your completed application to the Transfer Agent. Upon receipt of your completed application, an account will be established for you. The account number assigned will be required as part of the instruction that should be given to your bank to send the wire. Your bank must include the name of the Fund, your name, and your account number so that monies can be correctly applied. Your bank should transmit funds by wire to:

U.S. Bank, N.A.
777 East Wisconsin Avenue
Milwaukee, WI  53202
ABA #075000022
Credit:  U.S. Bancorp Fund Services, LLC
Account #112-952-137
Further Credit: Perritt Funds, Inc. [Insert Fund Name]
(Shareholder name, Shareholder Account #)

Subsequent Investments by Wire

7.	Please call 1-800-332-3133 before you wire funds in order to advise the Transfer Agent of your intent to wire funds. This will ensure prompt and accurate credit upon receipt of your wire.

Please remember that U.S. Bank N.A. must receive your wired funds prior to the close of regular trading on the NYSE for you to receive same day pricing.  The Funds and U.S. Bank N.A. are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions.

Purchases through Financial Service Agents

Some broker-dealers may sell shares of the Funds.  These broker-dealers may charge investors a fee either at the time of purchase or redemption.  The fee, if charged, is retained by the broker-dealer and not remitted to the Funds or the Adviser.

The Funds and/or the Adviser may enter into agreements with broker-dealers, financial institutions or other service providers (collectively, “Servicing Agents” and each a “Servicing Agent”), such as Charles Schwab & Co., Inc. and TD Ameritrade, that may include the Funds as investment alternatives in the programs they offer or administer.  Servicing Agents may:

●	Become shareholders of record of the Funds. This means all requests to purchase additional shares and all redemption requests must be sent through the Servicing Agent. This also means that purchases made through Servicing Agents are not subject to the Funds’ minimum investment requirements.

●	Use procedures and impose restrictions that may be in addition to, or different from, those applicable to investors purchasing shares directly from the Funds.

●	Charge their customers fees for the services they provide. Also, the Funds and/or the Adviser may pay fees to Servicing Agents to compensate the Servicing Agent for the services provided to their customers. Such payments may provide incentives for Servicing Agents to make shares of the Funds available to their customers, and may allow the Funds greater access to such Servicing Agents and their customers than would be the case if no payments were made.

●	Be allowed to purchase shares by telephone with payment to follow the next day. If the telephone purchase is made prior to the close of regular trading on the NYSE, it will receive the same day pricing.

●	Be authorized to accept purchase orders on behalf of the Funds (and designate other Servicing Agents to accept purchase orders on the Funds’ behalf). If a Fund has entered into an agreement with a Servicing Agent pursuant to which the Servicing Agent (or its designee) has been authorized to accept purchase orders on the Fund’s behalf, then all purchase orders received in good order by the Servicing Agent (or its designee) before 4:00 p.m. Eastern time will receive that day’s NAV, and all purchase orders received in good order by the Servicing Agent (or its designee) after 4:00 p.m. Eastern time will receive the next day’s NAV.

If you decide to purchase shares through a Servicing Agent, please carefully review the program materials provided to you by the Servicing Agent because particular Servicing Agents may adopt policies or procedures that are separate from those described in this prospectus.  Investors purchasing or redeeming through a Servicing Agent need to check with the Servicing Agent to determine whether the Servicing Agent has entered into an agreement with the Funds.  When you purchase shares of a Fund through a Servicing Agent, it is the responsibility of the Servicing Agent to place your order with that Fund on a timely basis.  If the Servicing Agent does not place your order on a timely basis, or if it does not pay the purchase price to the Fund within the period specified in its agreement with the Fund, the Servicing Agent may be held liable for any resulting fees or losses.

How to make Subsequent Investments in the Funds

Mail or Wire

To make a subsequent investment in a Fund, see the instructions above under “How to Open an Account and Make Purchases by Mail and Wire.”

Automatic Investment Plan

Once your account has been opened with the initial minimum investment you may make additional purchases at regular intervals through the Automatic Investment Plan (“AIP”).  The AIP provides a convenient method to have monies deducted from your bank account, for investment into a Fund, on a monthly or quarterly basis.  In order to participate in the AIP, each purchase must be in the amount of $50 or more, and your financial institution must be a member of the Automated Clearing House (“ACH”) network.  If your bank rejects your payment, the Transfer Agent will charge a $25 fee to your account.  To begin participating in the AIP, please complete the Automatic Investment Plan section on your application or call the Transfer Agent at 1-800-332-3133 for additional information.  Any request to change or terminate your AIP should be submitted to the Transfer Agent five (5) days prior to the effective date.

Telephone Purchases

The telephone purchase option may not be used for initial purchases of the Funds’ shares, but may be used for subsequent purchases. The telephone purchase option allows you to make subsequent investments directly from a bank checking or savings account. The telephone purchase option will be established on your account unless you declined telephone options on the Purchase Application. Only bank accounts held at domestic financial institutions that are Automated Clearing House (“ACH”) members may be used for telephone transactions. This first telephone purchase can occur no earlier than seven (7) business days after the account is open. To have Fund shares purchased at the NAV determined at the close of regular trading on a given date, the Transfer Agent must receive your purchase order prior to the close of regular trading on such date. Most transfers are completed within one (1) business day. Telephone purchases may be made by calling 1-800-332-3133. Once a telephone transaction has been placed, it cannot be canceled or modified after the close of regular trading on the NYSE (generally, 4:00 p.m., Eastern time).

If you have already opened an account, you may request this option by sending the Transfer Agent the “Telephone Option” form available on the Funds’ website (www.perrittcap.com). If an account has more than one owner or authorized person, the Funds will accept telephone instructions from any one owner or authorized person.

Internet Purchases

After your account is established, you may set up a password by logging onto the Funds’ website (www.perrittcap.com).  This will enable you to purchase shares by having the purchase amount deducted from your bank account by electronic funds transfer via the ACH network.  Please make sure that your Fund account is set up with bank account instructions and that your bank is an ACH member.  You must have indicated on your application that telephone transactions are authorized and also have provided a voided check or savings deposit slip with which to establish your bank account instructions in order to complete Internet transactions.

For transactions conducted over the Internet, we recommend the use of a secure Internet browser.  In addition, you should verify the accuracy of your confirmation statements immediately after you receive them.  If an account has more than one owner or authorized person, the Funds will accept Internet instructions from any one owner or authorized person.

Telephone and Electronic Transactions

During periods of high market activity, shareholders may encounter higher than usual call waits.  Further, it may be difficult to reach the Funds by telephone or via the Internet during periods of unusual market activity.  Please allow sufficient time to place your telephone transaction.  If you are unable to reach a representative by telephone, you may have to send written instructions.

Neither the Funds nor the Transfer Agent will be liable for following instructions for telephone or Internet transactions that they reasonably believe to be genuine, provided reasonable procedures are used to confirm the genuineness of the instructions, but may be liable for unauthorized transactions if they fail to follow such procedures.  These procedures include requiring some form of personal identification or personalized security codes or other information prior to acting upon the telephone or Internet instructions and recording all telephone calls.

Once a telephone or Internet transaction has been placed, it cannot be canceled or modified after the close of regular trading on the NYSE (generally, 4:00 p.m., Eastern time). If an account has more than one owner or authorized person, the Funds will accept telephone and Internet instructions from any one owner or authorized person.

Other Information about Purchasing Shares of the Funds

Each Fund may reject any share purchase application or any purchase for any reason.  Each Fund will not accept purchase orders made by telephone, unless they are from a Servicing Agent that has an agreement with the Fund.

The Funds will not issue certificates evidencing shares purchased.  Each Fund will send investors a written confirmation for all purchases of shares.

Each Fund offers the following retirement plans:

●	Traditional Individual Retirement Account (“IRA”)
●	Roth IRA
●	Coverdell Education Savings Account
●	SEP-IRA
●	SIMPLE IRA

Fees for these accounts consist of an annual maintenance fee of $15 and $25 per withdrawal.  Please refer to the IRA disclosure booklet for fees unique to IRAs and Qualified Plan accounts.

Investors can obtain further information about the retirement plans by calling the Funds at 1-800-332-3133.  The Funds recommend that investors consult with their own financial and tax advisers regarding the retirement plans before investing through these plans.

Shares of the Funds may be offered to only United States citizens and United States resident aliens having a social security number or individual tax identification number. This prospectus should not be considered a solicitation or offering of Fund shares to non-U.S. citizens or non-resident aliens. As noted, investors generally must reside in the U.S. or its territories (which include U.S. military APO or FPO addresses) and have a U.S. tax identification number.

Redeeming and Exchanging Shares

Shareholders may redeem (sell) their shares at any time.  The redemption price you receive will be equal to the NAV next determined after the Transfer Agent receives a request for redemption in good order.  The value of your shares on redemption may be more or less than their original cost. A redemption fee of 2% of the amount of the redemption is generally applicable for shares held ninety (90) days or less.  The redemption fee for the Ultra MicroCap Fund will be waived in light of the proposed Reorganization. Requests for redemption by telegram will not be honored.  Questions regarding the proper form of redemption requests should be directed to the Transfer Agent at 1-800-332-3133.

How to Redeem Fund Shares

Redeeming Shares In Writing:

1.	Prepare a letter of instruction containing:

●	The name of the Fund or Funds;
●	Account number(s);
●	The amount of money or number of shares being redeemed;
●	The names on the account;
●	Daytime telephone number; and
●	Additional information the Funds may require for redemptions by corporations, executors, administrators, trustees, guardians, or others who hold shares in a fiduciary or representative capacity. Please contact the Transfer Agent in advance at 1-800-332-3133, if you have any questions.

2.	Sign the letter of instruction exactly as the shares are registered. Joint ownership accounts must be signed by all owners.

3.	A signature guarantee, from either a Medallion program member or a non-Medallion program member, is required in the following situations:

●	The redemption request exceeds $50,000;
●	The redemption proceeds are payable or sent to any person, address or bank account not on record;
●	The redemption request is received within fifteen (15) calendar days of an address change; or
●	You are changing ownership on an account.

In addition to the situations described above, the Funds and/or the Transfer Agent may require a signature guarantee in other instances based on the facts and circumstances relative to a particular situation. The Funds reserve the right to waive any signature requirement at their discretion.

Signature guarantees will generally be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Program and the Securities Transfer Agent Medallion Program (“STAMP”).  A notarized signature is not an acceptable signature guarantor. The Funds reserve the right to waive any signature requirement at their discretion.

Non-financial transactions including establishing or modifying certain services on an account may require a signature guarantee, a signature verification from a Signature Validation Program (“SVP”) member, or other acceptable form of authentication from a financial institution source. You can get a signature guarantee or SVP stamp from most banks, credit unions, federal savings and loan associations, or securities dealers, but not from a notary public.

4.	Written redemption requests from shareholders in an IRA or defined contribution retirement plan must include instructions regarding U.S. federal income tax withholding. Written redemption requests will be subject to withholding unless the shareholder makes an election not to have federal income tax withheld.

5.	Send the letter containing redemption instructions to:

By First Class Mail:	By Overnight or Express Mail:

Perritt Funds, Inc. c/o U.S. Bank Global Fund Services P.O. Box 701 Milwaukee, WI 53201-0701	Perritt Funds, Inc. c/o U.S. Bank Global Fund Services 615 East Michigan Street Milwaukee, WI 53202-5207

Please do not mail letters by overnight delivery service to the Post Office Box address.

How to Redeem Fund Shares Through Telephone/Online Privileges

Unless you declined the telephone redemption option or have not set up the Internet redemption option on your account, you may redeem up to $50,000 per day by calling 1-800-332-3133 or visiting the Funds’ website at www.perrittcap.com.  Shares held by retirement plans may not be redeemed by telephone or online. You may elect to have telephone redemption proceeds sent by check to your address of record, by wire to your bank account of record, or funds may be sent via electronic funds transfer through the ACH network to your pre-determined bank account. Proceeds may be wired and are subject to a $15 fee paid by the investor. You do not incur any charge for proceeds sent via the ACH system and credit is usually available within 2-3 days.

How to Redeem Fund Shares Through Servicing Agents

If your shares are held by a Servicing Agent (such as Charles Schwab & Co. Inc. or TD Ameritrade), you must redeem your shares through the Servicing Agent.  Contact your Servicing Agent for instructions on how to do so.

Redemption Price

●	The redemption price per share you receive for redemption requests is the next determined NAV after the Transfer Agent receives your written request in good order with all required information; or

●	If a Fund has entered into an agreement with a Servicing Agent pursuant to which the Servicing Agent (or its designee) has been authorized to accept redemption requests on behalf of the Fund, then all redemption requests received in good order by the Servicing Agent (or its designee) before 4:00 p.m. Eastern time will receive that day’s NAV, and all redemption requests received in good order by the Servicing Agent (or its designee) after 4:00 p.m. Eastern time will receive the next day’s NAV.

Payment of Redemption Proceeds

●	If you redeem shares by mail, the Transfer Agent will normally mail a check in the amount of the redemption proceeds no later than the seventh (7th) day after it receives the written request in good order with all required information, or transfer the redemption proceeds to your designated bank account within seven (7) days, if you have elected to receive redemption proceeds by either Electronic Funds Transfer or wire. If any portion of the shares to be redeemed represents an investment made by check or an electronic funds transfer through the ACH network, a Fund may delay the payment of the redemption proceeds until the Transfer Agent is reasonably satisfied that the purchase has been collected. This may take up to twelve (12) calendar days from the purchase date.

●	If you redeem shares through a Servicing Agent, you will receive the redemption proceeds in accordance with the procedures established by the Servicing Agent.

Other Redemption Considerations

The Funds offer a Systematic Withdrawal Plan (“SWP”) whereby shareholders may request that a particular amount be sent to them each month, calendar quarter, or annually.  Payment can be made by sending a check to your address of record, or funds may be sent directly to your pre-determined bank account via the ACH network.  To establish a SWP, your account must have a value of at least $10,000, and the minimum withdrawal amount is $250.  For more information on a SWP please see the Funds’ SAI or contact the Transfer Agent.

When redeeming shares of the Funds, shareholders should consider the following:

●	In general, a redemption will result in a taxable gain or loss.

●	As permitted by the 1940 Act, a Fund may delay the payment of redemption proceeds for up to seven (7) days in all cases. In addition, the Funds can suspend redemptions and/or postpone payments of redemption proceeds beyond seven (7) days at times when the NYSE is closed or during emergency circumstances, as determined by the SEC.

●	If any portion of the shares to be redeemed represents an investment made by check or electronic funds transfer through the ACH network, a Fund may delay the payment of the redemption proceeds until the Transfer Agent is reasonably satisfied that the purchase has been collected. This may take up to twelve (12) calendar days from the purchase date.

●	The Transfer Agent currently charges $15 for each wire redemption but does not charge a fee for Electronic Funds Transfers.

●	A Fund may pay redemption requests “in kind.” This means that a Fund may pay redemption requests entirely or partially with liquid securities rather than cash. Shareholders who receive a redemption “in kind” may incur costs upon the subsequent disposition of such securities.

How to Exchange Shares

You may exchange shares of identically registered accounts between the MicroCap Opportunities Fund and the Ultra MicroCap Fund, provided that you meet each Fund’s minimum initial investment requirement. Before exchanging your shares, you should first carefully read the appropriate sections of this prospectus for the new Fund and consider the tax consequences to you. When you exchange shares, you are redeeming your shares in one Fund and buying shares of the other Fund. Shares redeemed in an exchange transaction will be treated as a sale of the Fund’s shares and any gain (or loss) on the transaction may be reportable as a gain (or loss) on your U.S. federal income tax return. This concern does not apply to IRA or other tax-exempt accounts.

After the exchange, the account from which the exchange is made must have a remaining balance of at least $500 for the MicroCap Opportunities Fund, or $1,000 for the Ultra MicroCap Fund, in order to remain open. The Funds reserve the right to terminate or materially modify the exchange privilege upon 60 days’ advance notice to shareholders.

You may exchange Fund shares by calling Shareholder Services at 1-800-332-3133 prior to the close of trading on the NYSE, generally 4:00 p.m. Eastern Time on any day the NYSE is open for regular trading. The Transfer Agent will charge a $5 fee for each telephone exchange. To exchange shares via mail, you may submit a signed letter of instruction. There is no $5 charge to exchange shares if your request is in writing. All registered account holders must sign the request.

If you exchange Fund shares ninety (90) days or less from the date of purchase, you will generally be charged an exchange fee of 2% of the amount exchanged.

Small Accounts and Involuntary Redemption

The Funds’ account owners share the high cost of maintaining accounts with low balances.  To reduce this cost, the Funds reserve the right to close your account when a redemption leaves your account with a balance below $500 for the MicroCap Opportunities Fund or $1,000 for the Ultra MicroCap Fund.  The Funds will notify you in writing before your account is closed and you will have thirty (30) calendar days for the MicroCap Opportunities Fund or sixty (60) calendar days for the Ultra MicroCap Fund to bring the balance up to the required level.

In addition to the ability to redeem shares in connection with the closing of small accounts, as discussed above, the Funds may involuntarily redeem a shareholder’s shares upon certain conditions as may be determined by the Directors, including, for example and not limited to, (1) if the shareholder fails to provide the Funds with identification required by law; (2) if the Funds are unable to verify the information received from the shareholder; and (3) to reimburse a Fund for any loss sustained by reason of the failure of the shareholder to make full payment for shares purchased by the shareholder.

Lost Shareholders, Inactive Accounts and Unclaimed Property

It is important that the Funds maintain a correct address for each shareholder. An incorrect address may cause a shareholder’s account statements and other mailings to be returned to the Funds. Based upon statutory requirements for returned mail, a Fund will attempt to locate the shareholder or rightful owner of the account. If the Fund is unable to locate the shareholder, then it will determine whether the shareholder’s account can legally be considered abandoned. Your mutual fund account may be transferred to the state government of your state of residence if no activity occurs within your account during the “inactivity period” specified in your state’s abandoned property laws. The Funds are legally obligated to escheat (or transfer) abandoned property to the appropriate state’s unclaimed property administrator in accordance with statutory requirements. The shareholder’s last known address of record determines which state has jurisdiction. Please proactively contact the Transfer Agent at 1-800-332-3133 (toll free) at least annually to ensure your account remains in active status.

If you are a resident of the state of Texas, you may designate a representative to receive notifications that, due to inactivity, your mutual fund account assets may be delivered to the Texas Comptroller.  Please contact the Transfer Agent if you wish to complete a Texas Designation of Representative form.

Frequent Purchases and Redemptions of Fund Shares

Frequent purchases and redemptions/exchanges of shares of the Funds may harm other shareholders by interfering with the efficient management of a Fund’s portfolio, increasing brokerage and administrative costs, and potentially diluting the value of its shares.  The Funds’ Directors has adopted policies and procedures with respect to frequent purchases and redemptions of Fund shares by shareholders of the Fund (collectively, the “market timing policy”).  The market timing policy does not apply to each Fund’s SWP.

The Funds discourage frequent purchases and redemptions of Fund shares by shareholders of a Fund. Under the market timing policy, in order to deter market timers and excessive trading, each Fund imposes a 2% redemption/exchange fee on the value of shares redeemed ninety (90) days or less after the date of purchase (any proceeds of the fee are paid to the Fund). The redemption/exchange fee does not apply to shares acquired through the reinvestment of dividends and capital gains, nor to shares redeemed through a SWP. The Funds reserve the right to waive the redemption/exchange fee, subject to their sole discretion, in instances deemed by the Adviser not to be disadvantageous to a Fund or its shareholders and which do not indicate market timing strategies. In addition to the redemption fee, each Fund may temporarily or permanently bar future purchases into that Fund by such investor or, alternatively, may limit the amount, number or frequency of any future purchases and/or the method by which such investor may request future purchases and redemptions.

In calculating whether redemption of a Fund’s shares is subject to the redemption/exchange fee, a shareholder’s holdings will be viewed on a “first in/first out” basis.  This means that, in determining whether any fee is due, the shareholder will be deemed to have redeemed the shares he or she acquired earliest.  The fee will be calculated based on the current price of the shares as of the redemption date.

Investors are subject to these policies whether they are a direct shareholder of a Fund or they invest in a Fund indirectly through a financial intermediary such as a broker-dealer, a bank, an investment adviser or an administrator or trustee of a tax-deferred retirement plan that maintains an “Omnibus Account” with a Fund for trading on behalf of its customers.

The ability of the Funds to apply their market timing policy to investors investing through financial intermediaries is dependent on the receipt of information necessary to identify transactions by the underlying investors and the financial intermediary’s cooperation in implementing the policy.  Investors seeking to engage in excessive short-term trading practices may deploy a variety of strategies to avoid detection, and despite the efforts of the Funds to prevent excessive short-term trading, there is no assurance that the Funds or their agents will be able to identify those shareholders or curtail their trading practices.

If suspicious trading patterns are detected in an Omnibus Account, the relevant Fund will request information from the financial intermediary concerning trades placed in the Omnibus Account. The Fund will use this information to monitor trading in the Fund and to attempt to identify shareholders in the Omnibus Account engaged in trading that is inconsistent with the market timing policy or otherwise not in the best interests of the Fund. In considering an investor’s trading activity, the relevant Fund may consider, among other factors, the investor’s trading history, both directly and, if known, through intermediaries, in the Funds. If a Fund detects such activity, then the Fund may request that the financial intermediary take action to prevent the particular investor or investors from engaging in frequent or short-term trading. If inappropriate trading recurs, a Fund may refuse all future purchases from the Omnibus Account, including those of plan participants not involved in the inappropriate activity.

Household Delivery of Shareholder Documents

Only one shareholder document, including prospectuses, shareholder reports, notices and proxy statements, will be sent to shareholders who have the same address on record for their Fund accounts, unless you request multiple copies. If you would like to receive separate copies, please call the Funds at 1-800-332-3133. The Funds will begin sending your additional copies free of charge within thirty (30) days. If your shares are held through a financial institution, please contact them directly.

Anti-Money Laundering Program

In compliance with the USA PATRIOT Act of 2001, please note that the Transfer Agent will verify certain information on your account application as part of the Funds’ Anti-Money Laundering Program.  As requested on the account application, you must supply your full name, date of birth, social security number and permanent street address.  Mailing addresses containing only a P.O. Box will not be accepted.  If you are opening the account in the name of a legal entity (e.g., partnership, limited liability company, business trust, corporation, etc.), you must also supply the identity of the beneficial owners. Please contact the Transfer Agent at 1-800-332-3133 if you need additional assistance when completing your account application.

If the Transfer Agent does not have a reasonable belief of the identity of an investor, the account application will be rejected or the investor will not be allowed to perform a transaction on the account until such information is received. In the event that the Transfer Agent is unable to verify your identity, the Fund reserves the right to redeem your account at the net asset value next calculated after the account is closed.

The Funds might request additional information about you (which may include certain documents, such as articles of incorporation for companies) to help the Transfer Agent verify your identity.  Please note that your application will be returned if any information is missing.  If you require additional assistance when completing your application, please contact the Transfer Agent at 1-800-332-3133.

F.	Taxes, Dividends and Distributions

Each Fund distributes substantially all of its net investment income and capital gains annually.  Distributions are generally made in December. Each Fund will automatically reinvest on your behalf all dividends and distributions in additional shares of the Fund unless you have elected to receive dividends and/or distributions in cash.  You may make this election on the share purchase application or by writing to the Transfer Agent.  If you wish to change your distribution option, notify the Transfer Agent in writing or by telephone at least five (5) days prior to the record date of the next distribution. If an investor elects to receive distributions and/or dividends by check and the post office cannot deliver such check, or if such check remains uncashed for six (6) months, the Funds reserve the right to reinvest the distribution check in the shareholder’s account at the applicable Fund’s then current NAV per share and to reinvest all subsequent distributions in shares of a Fund until an updated address is received.

The following discussion regarding federal income taxes is based on laws that were in effect as of the date of this prospectus and summarizes only some of the important federal income tax considerations affecting the Fund and you as a shareholder. It does not apply to foreign or tax-exempt shareholders or those holding Fund shares through a tax-advantaged account, such as a 401(k) plan or IRA. This discussion is not intended as a substitute for careful tax planning. You should consult your tax adviser about your specific tax situation. Please see the SAI for additional federal income tax information.

Each Fund has elected to be treated, and intends to qualify each year as, a regulated investment company (a “RIC”). A RIC is not subject to tax at the corporate level on income and gains from investments that are distributed in a timely manner to shareholders. However, a Fund’s failure to qualify as a RIC would result in corporate level taxation, and consequently, a reduction in income available for distribution to you as a shareholder.

Each Fund’s distributions, whether received in cash or additional shares of the Fund, may be subject to federal, state, and local income tax.  These distributions may be taxed as ordinary income, dividend income, or long-term capital gain.

Corporate shareholders may be able to deduct a portion of their distributions when determining their taxable income.

If you purchase shares of a Fund shortly before it makes a taxable distribution, your distribution will, in effect, be a taxable return of capital. Similarly, if you purchase shares of a Fund that has appreciated securities, you will receive a taxable return of part of your investment if and when the Fund sells the appreciated securities and distributes the gain. The Funds have built up, or have the potential to build up, high levels of unrealized appreciation.

The Funds will notify you of the tax status of ordinary income distributions and capital gain distributions after the end of each calendar year.

You will generally recognize taxable gain or loss on a redemption of shares in an amount equal to the difference between the amount received and your tax basis in such shares. This gain or loss will generally be capital gain or loss and will be long-term capital gain or loss if the shares were held for more than one year.

When you receive a distribution from a Fund or redeem shares, you may be subject to backup withholding.

G.	Financial Highlights Information

The financial highlights of the Ultra MicroCap Fund and the MicroCap Opportunities Fund are attached hereto as Exhibit C. The accounting survivor of the Reorganization will be the MicroCap Opportunities Fund.

VI.	ADDITIONAL INFORMATION

Documents relating to the Perritt Funds are available, without charge, by writing to Perritt Funds, 300 South Wacker Drive, Suite 600, Chicago, Illinois 60606, or by calling 1-800-332-3133.

The Ultra MicroCap Fund and the MicroCap Opportunities Fund are subject to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, and in accordance therewith, file reports, proxy materials, and other information relating to the Ultra MicroCap Fund and the MicroCap Opportunities Fund, respectively, with the SEC. Reports, proxy and information statements, and other information filed by the Company and the Funds can be obtained by calling or writing the funds and can also be obtained from the SEC. You may view or obtain these documents from the SEC:

●	In person: at the SEC’s Public Reference Room in Washington, D.C., from 10:00 a.m. to 3:00 p.m. Eastern time, Monday through Friday

●	By phone: 1-202-551-8090 (for information on the operations of the Public Reference Room only)

●	By mail: Public Reference Section, Securities and Exchange Commission, Washington, D.C. 20549-0102 (duplicating fee required)

●	By electronic mail: publicinfo@sec.gov (duplicating fee required)

●	On the Internet: www.sec.gov

VII.	MISCELLANEOUS INFORMATION

A.	Legal Matters

The validity of the issuance of the MicroCap Opportunities Fund shares will be passed upon by Foley & Lardner LLP, Milwaukee, Wisconsin.

B.	Experts

The financial statements of the Funds for the fiscal year ended October 31, 2023, contained in the Funds’ 2023 Annual Report to Shareholders, have been audited by Cohen & Company, Ltd., independent registered public accounting firm, as stated in their report, which is incorporated herein by reference, and has been so incorporated in reliance upon the report of such firm given their authority as experts in accounting and auditing.

By Order of the Board of Directors of Perritt Funds, Inc.

/s/ Michael J. Corbett
Michael J. Corbett
President

September 27, 2024

Exhibit A

PERRITT FUNDS, INC.

AGREEMENT AND PLAN OF REORGANIZATION

[Attached Hereto]

PERRITT FUNDS, INC.

AGREEMENT AND PLAN OF REORGANIZATION

This Agreement and Plan of Reorganization (this “Agreement”) has been adopted by the Board of Directors (the “Board”) of Perritt Funds, Inc., a Maryland corporation (the “Company”), as of this 27th day of September, 2024, to provide for the acquisition (the “Acquisition”) of the assets and liabilities of the Perritt Ultra MicroCap Fund (the “Ultra MicroCap Fund”), a series of the Company, by the Perritt MicroCap Opportunities Fund (the “MicroCap Opportunities Fund”), a series of the Company. The Ultra MicroCap Fund and the MicroCap Opportunities Fund are each a “Fund” and, collectively, the “Funds”.

Perritt Capital Management, Inc. (“Perritt Capital”) joins this Agreement solely for purposes of this paragraph and Section 9. Perritt Capital represents and warrants that the execution, delivery, and performance of this Agreement by Perritt Capital will have been duly authorized prior to the Closing Date (as defined herein) by all necessary action on the part of Perritt Capital, and this Agreement will constitute a valid and binding obligation of Perritt Capital enforceable in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, arrangement, moratorium, and other similar laws of general applicability relating to or affecting creditors’ rights, and to general equity principles.

The Company is an open-end management investment company registered with the Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). The Company has a Board, which has determined that it is in the best interests of the shareholders of the MicroCap Opportunities Fund and the Ultra MicroCap Fund (“Shareholders”) that the Ultra MicroCap Fund transfer all of its assets and liabilities to the MicroCap Opportunities Fund, and that the MicroCap Opportunities Fund issue shares of the MicroCap Opportunities Fund to Ultra MicroCap Fund Shareholders, equal in aggregate net asset value to the net asset value of the former shares of the Ultra MicroCap Fund Shareholders, in redemption of their shares of the Ultra MicroCap Fund (collectively, the “Acquisition Shares”). The Acquisition Shares will be distributed to the Ultra MicroCap Fund’s Shareholders, and the Company will then redeem the outstanding shares of the Ultra MicroCap Fund, all as provided for below (collectively, these transactions are referred to herein as the “Acquisition”). The Company intends that the Acquisition qualify as a “reorganization” within the meaning of Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the “Code”) and any successor provisions.

1. Definitions. In addition to the terms elsewhere defined herein, each of the following terms shall have the meaning indicated for that term as follows:

“1933 Act” shall mean the Securities Act of 1933, as amended.

“Assets” shall mean all assets of any kind and all interests, rights, privileges and powers of or attributable to the Ultra MicroCap Fund or its shares, as appropriate, whether or not determinable at the Effective Time (as defined herein) and wherever located, including, without limitation, all cash, cash equivalents, securities, claims (whether absolute or contingent, known or unknown, accrued or unaccrued or conditional or unmatured), contract rights and receivables (including dividend and interest receivables) owned by the Ultra MicroCap Fund or attributable to its shares and any deferred or prepaid expense, other than unamortized organizational expenses, shown as an asset on the Ultra MicroCap Fund’s books.

“Closing Date” shall mean such date as the officers of the Company shall designate.

“Effective Time” shall mean 5:00 p.m., Eastern Time, on the Closing Date, or such other time as the officers of the Company shall designate.

“Financial Statements” shall mean the audited financial statements of the relevant Fund for its most recently completed fiscal year and, if applicable, the unaudited financial statements of that Fund for its most recently completed semi-annual period.

“Liabilities” shall mean all liabilities, expenses and obligations of any kind whatsoever of the Ultra MicroCap Fund, whether known or unknown, accrued or unaccrued, absolute or contingent or conditional or unmatured.

“N-14 Registration Statement” shall mean the Registration Statement of the MicroCap Opportunities Fund on Form N-14 under the 1940 Act that will register the Acquisition Shares to be issued in the Acquisition.

“Valuation Time” shall mean the close of regular session trading on the New York Stock Exchange (“NYSE”) on the Closing Date, when for purposes of this Agreement, the Company determines the net asset value per Acquisition Share of the MicroCap Opportunities Fund and the net value of the assets of the Ultra MicroCap Fund.

“NAV” shall mean a Fund’s net asset value, which is calculated by valuing and totaling assets and then subtracting liabilities and then dividing the balance by the number of shares that are outstanding.

2. Regulatory Filings. The MicroCap Opportunities Fund shall promptly prepare and file the N-14 Registration Statement with the SEC, and the MicroCap Opportunities Fund and the Ultra MicroCap Fund also shall make any other required or appropriate filings with respect to the actions contemplated hereby.

3. Transfer of the Ultra MicroCap Fund’s Assets. The MicroCap Opportunities Fund and the Ultra MicroCap Fund shall take the following steps with respect to the Acquisition, as applicable:

(a) On or prior to the Closing Date, the Ultra MicroCap Fund shall pay or provide for the payment of all of the Liabilities, expenses, costs and charges of or attributable to the Ultra MicroCap Fund that are known to the Ultra MicroCap Fund and that are due and payable prior to or as of the Closing Date.

2

(b) Prior to the Effective Time, except to the extent prohibited by Rule 19b-1 under the 1940 Act, the Ultra MicroCap Fund will declare to the Ultra MicroCap Fund’s Shareholders of record a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing (a) all the excess of (1) the Ultra MicroCap Fund’s investment income excludable from gross income under Section 103(a) of the Code over (2) the Ultra MicroCap Fund’s deductions disallowed under Sections 265 and 171(a)(2) of the Code, (b) all of the Ultra MicroCap Fund’s investment company taxable income (as defined in Code Section 852), (computed in each case without regard to any deduction for dividends paid), and (c) all of the Ultra MicroCap Fund’s net realized capital gain (as defined in Code Section 1222), if any (after reduction for any capital loss carryover), for all taxable years ending on or before the Closing Date. Such dividends will be declared and paid to ensure continued qualification of the Ultra MicroCap Fund as a “regulated investment company” for U.S. federal income tax purposes and to eliminate fund-level tax.

(c) At the Effective Time, the Ultra MicroCap Fund shall assign, transfer, deliver and convey the Assets to the MicroCap Opportunities Fund, subject to the Liabilities, and the MicroCap Opportunities Fund shall then accept the Assets and assume the Liabilities such that at and after the Effective Time (1) the Assets shall become and be assets of the MicroCap Opportunities Fund, and (2) the Liabilities shall attach to the MicroCap Opportunities Fund, and shall be enforceable against the MicroCap Opportunities Fund to the same extent as if initially incurred by the MicroCap Opportunities Fund. The Company shall redeem the outstanding shares of the Ultra MicroCap Fund by issuance of shares of the MicroCap Opportunities Fund as described more fully below.

(d) Within a reasonable time prior to the Closing Date, the Ultra MicroCap Fund shall provide, if requested, a list of the Assets to the MicroCap Opportunities Fund. The Ultra MicroCap Fund may sell any asset on such list prior to the Effective Time. After the Ultra MicroCap Fund provides such list, the Ultra MicroCap Fund will not acquire any additional securities or permit to exist any encumbrances, rights, restrictions or claims not reflected on such list, without the approval of the MicroCap Opportunities Fund. Within a reasonable time after receipt of the list and prior to the Closing Date, the MicroCap Opportunities Fund will advise the Ultra MicroCap Fund in writing of any investments shown on the list that the MicroCap Opportunities Fund has determined to be inconsistent with its investment objective, policies and restrictions. The Ultra MicroCap Fund will dispose of any such securities prior to the Closing Date to the extent practicable and consistent with applicable legal requirements, including the Ultra MicroCap Fund’s investment objectives, policies and restrictions. In addition, if the MicroCap Opportunities Fund determines that, as a result of the Acquisition, the MicroCap Opportunities Fund would own an aggregate amount of an investment that would exceed a percentage limitation applicable to the MicroCap Opportunities Fund, the MicroCap Opportunities Fund will advise the Ultra MicroCap Fund in writing of any such limitation and the Ultra MicroCap Fund shall dispose of a sufficient amount of such investment as may be necessary to avoid the limitation as of the Effective Time, to the extent practicable and consistent with applicable legal requirements, including the Ultra MicroCap Fund’s investment objectives, policies and restrictions.

3

(e) The Ultra MicroCap Fund shall assign, transfer, deliver and convey the Assets to the MicroCap Opportunities Fund at the Effective Time on the following basis: (1) The value of the Assets less the Liabilities of the Ultra MicroCap Fund attributable to shares of beneficial interest held by its Shareholders, determined as of the Valuation Time, shall be divided by the then NAV of Acquisition Shares of common stock, as applicable, and, in exchange for the transfer of the Assets, the MicroCap Opportunities Fund shall simultaneously issue and deliver to the Ultra MicroCap Fund the number of Acquisition Shares of common stock (including fractional shares) so determined, rounded to the second decimal place or such other decimal place as the officers of the Company shall designate; (2) the NAV of Acquisition Shares of common stock to be delivered to the Ultra MicroCap Fund shall be determined as of the Valuation Time in accordance with the MicroCap Opportunities Fund’s then applicable valuation procedures, and the net value of the Assets to be conveyed to the MicroCap Opportunities Fund shall be determined as of the Valuation Time in accordance with the then applicable valuation procedures of the Ultra MicroCap Fund; and (3) the portfolio securities of the Ultra MicroCap Fund shall be made available by the Ultra MicroCap Fund to U.S. Bank National Association, as custodian for the MicroCap Opportunities Fund (the “Custodian”), for examination no later than five business days preceding the Valuation Time. On the Closing Date, such portfolio securities and all the Ultra MicroCap Fund’s cash shall be delivered by the Ultra MicroCap Fund to the Custodian for the account of the MicroCap Opportunities Fund, such portfolio securities to be duly endorsed in proper form for transfer in such manner and condition as to constitute good delivery thereof in accordance with the custom of brokers or, in the case of portfolio securities held in the U.S. Treasury Department’s book-entry system or by The Depository Trust Company, Participants Trust Company or other third party depositories, by transfer to the account of the Custodian in accordance with Rule 17f-4, Rule 17f-5 or Rule 17f-7, as the case may be, under the 1940 Act and accompanied by all necessary federal and state stock transfer stamps or a check for the appropriate purchase price thereof. The cash delivered shall be in the form of currency or certified or official bank checks, payable to the order of the Custodian, or shall be wired to an account pursuant to instructions provided by the MicroCap Opportunities Fund.

(f) Promptly after the Closing Date, the Ultra MicroCap Fund will deliver to the MicroCap Opportunities Fund a Statement of Assets and Liabilities of the Ultra MicroCap Fund as of the Closing Date.

4. Termination of the Ultra MicroCap Fund, Registration of Acquisition Shares and Access to Records. The Ultra MicroCap Fund and the MicroCap Opportunities Fund also shall take the following steps, as applicable:

(a) At or as soon as reasonably practical after the Effective Time, the Ultra MicroCap Fund shall terminate by transferring pro rata to its Shareholders of record Acquisition Shares received by the Ultra MicroCap Fund pursuant to Section 3(e)(1) of this Agreement. The MicroCap Opportunities Fund shall establish accounts on its share records and note on such accounts the names of the former Ultra MicroCap Fund Shareholders and the types and amounts of the Acquisition Shares that former Ultra MicroCap Fund Shareholders are due based on their respective holdings of the Ultra MicroCap Fund Shares as of the close of business on the Closing Date. Fractional Acquisition Shares shall be carried to the second decimal place. The MicroCap Opportunities Fund shall not issue certificates representing the Acquisition Shares in connection with such exchange. All issued and outstanding Ultra MicroCap Fund Shares will be simultaneously redeemed and cancelled on the books of the Ultra MicroCap Fund. Ownership of the Acquisition Shares will be shown on the books of the MicroCap Opportunities Fund’s transfer agent. Following distribution by the Ultra MicroCap Fund to its Shareholders of all Acquisition Shares delivered to the Ultra MicroCap Fund, the Ultra MicroCap Fund shall wind up its affairs and shall take all steps as are necessary and proper to terminate as soon as is reasonably possible after the Effective Time.

4

(b) At and after the Closing Date, the Ultra MicroCap Fund shall provide the MicroCap Opportunities Fund and its transfer agent with immediate access to: (1) all records containing the names, addresses and taxpayer identification numbers of all of the Ultra MicroCap Fund’s Shareholders and the number and percentage ownership of the outstanding shares of the Ultra MicroCap Fund owned by Shareholders as of the Effective Time, and (2) all original documentation (including all applicable Internal Revenue Service forms, certificates, certifications and correspondence) relating to the Ultra MicroCap Fund Shareholders’ taxpayer identification numbers and their liability for or exemption from back-up withholding. The Ultra MicroCap Fund shall preserve and maintain, or shall direct its service providers to preserve and maintain, records with respect to the Ultra MicroCap Fund as required by Section 31 of, and Rules 31a-1 and 31a-2 under, the 1940 Act.

5. Conditions to Consummation of the Acquisition. The consummation of the Acquisition shall be subject to the following conditions precedent:

(a) There shall have been no material adverse change in the financial condition, results of operations, business, properties or assets of the MicroCap Opportunities Fund or the Ultra MicroCap Fund since the date of the most recent Financial Statements. Negative investment performance shall not be considered a material adverse change.

(b) The Company shall have received an opinion of Foley & Lardner LLP generally to the effect that the Acquisition qualifies as a “reorganization,” within the meaning of Section 368(a) of the Code. The opinion will be based on certain factual certifications made by officers of the Funds and will also be based on customary assumptions and subject to certain qualifications. Each Fund shall provide additional factual representations to Foley & Lardner LLP with respect to the Funds that are reasonably necessary to enable Foley & Lardner LLP to deliver the tax opinion. Notwithstanding anything in this Agreement to the contrary, neither Fund may waive in any material respect the conditions set forth under this subparagraph (b).

(c) The N-14 Registration Statement shall have become effective under the 1933 Act as to the Acquisition Shares, and the SEC shall not have instituted and, to the knowledge of the MicroCap Opportunities Fund, is not contemplating instituting any stop order suspending the effectiveness of the N-14 Registration Statement.

5

(d) No action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with the Acquisition.

(e) The SEC shall not have issued any unfavorable advisory report under Section 25(b) of the 1940 Act nor instituted any proceeding seeking to enjoin consummation of the Acquisition under Section 25(c) of the 1940 Act.

6. Closing.

(a) The Closing shall be held at the offices of the Company, or at such other place as the officers of the Company may designate.

(b) In the event that at the Valuation Time (i) the NYSE shall be closed to trading or trading thereon shall be restricted, or (ii) trading or the reporting of trading on the NYSE or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Ultra MicroCap Fund or the MicroCap Opportunities Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored; provided that if trading shall not be fully resumed and reporting restored within three business days of the Valuation Time, this Agreement may be terminated by the Board.

(c) The MicroCap Opportunities Fund will provide to the Ultra MicroCap Fund evidence satisfactory to the Ultra MicroCap Fund that Acquisition Shares issuable pursuant to the Acquisition have been credited to the Ultra MicroCap Fund’s account on the books of the MicroCap Opportunities Fund. After the Closing Date, the MicroCap Opportunities Fund will provide to the Ultra MicroCap Fund evidence satisfactory to the Ultra MicroCap Fund that such shares have been credited pro rata to open accounts in the names of the Ultra MicroCap Fund Shareholders.

(d) At the Closing, each party shall deliver to the other such bills of sale, instruments of assumption of liabilities, checks, assignments, stock certificates, receipts or other documents as such other party or its counsel may reasonably request in connection with the transfer of assets, assumption of liabilities and liquidation contemplated by this Agreement.

7. Termination of Agreement. A majority of the Board may terminate this Agreement before the applicable Effective Time if: (i) any of the conditions precedent set forth herein are not satisfied; or (ii) the Board determines that the consummation of the Acquisition is not in the best interests of either Fund or its Shareholders.

8. Termination of the Ultra MicroCap Fund. If the Acquisition is consummated, the Ultra MicroCap Fund shall terminate its registration under the 1940 Act and the 1933 Act.

6

9. Expenses. The Acquisition expenses shall be borne by Perritt Capital Management, Inc.

[Signatures follow on the next page.]

7

IN WITNESS WHEREOF, each of the Parties has caused this Agreement to be duly executed by its authorized officer.

Perritt Funds, Inc., for itself and on behalf of the Perritt Ultra MicroCap Fund	Perritt Funds, Inc., for itself and on behalf of the Perritt MicroCap Opportunities Fund

/s/ Michael J. Corbett	/s/ Michael J. Corbett
Michael J. Corbett	Michael J. Corbett
President	President

Perritt Capital Management, Inc.

/s/ Michael J. Corbett
Michael J. Corbett
President

Exhibit B

Performance: Ultra MicroCap Fund

The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and how the Fund’s average annual returns for 1, 5 and 10 years compare with those of a broad measure of market performance, the Russell 2000® Index, as well as an additional index that reflects the market sector in which the Fund invests, the Russell Microcap® Index. Updated performance information is available on the Fund’s website at www.perrittcap.com or by calling the Fund toll-free at 1-800-332-3133. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Year-by-Year Total Returns as of December 31,

Year-to-date return as of the most recent quarter ended June 30, 2024 was 2.61%.

During the period shown on the bar chart, the Fund’s best and worst quarters are shown below:

Highest Quarterly Return	Lowest Quarterly Return
30.69% (March 31, 2021)	-29.49% (March 31, 2020)

Average Annual Total Returns For the Periods Ended December 31, 2023

Perritt Ultra MicroCap Fund	1 Year	5 Years	10 Years
Return Before Taxes	4.99%	6.56%	3.64%
Return After Taxes on Distributions	4.49%	6.07%	2.47%
Return After Taxes on Distributions and Sale of Fund Shares	3.25%	5.20%	2.72%
Russell Microcap® Index (reflects no deduction for fees, expenses, or taxes)	9.35%	8.56%	5.79%
Russell 2000® Index (reflects no deduction for fees, expenses, or taxes)	16.93%	9.97%	7.16%

After tax returns are calculated using the historical highest individual stated federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual situation and may differ from those shown. In certain cases, the figure representing “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than the other return figures for the same period. A higher after-tax return results when a capital loss occurs upon redemption and provides an assumed tax deduction that benefits the investor. Furthermore, the after-tax returns shown are not relevant to those who hold their shares through tax-deferred arrangements such as 401(k) plans or Individual Retirement Accounts.

B-1

Performance: MicroCap Opportunities Fund

The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and how the Fund’s average annual returns for 1, 5 and 10 years compare with those of a broad measure of market performance, the Russell 2000® Index, as well as an additional index that reflects the market sector in which the Fund invests, the Russell Microcap® Index. The MicroCap Opportunities Fund is the successor in interest to another fund having the same name and investment objective, Perritt MicroCap Opportunities Fund, Inc. (the “Predecessor Fund”), as a result of the reorganization of the Predecessor Fund into the Fund after the close of business on February 28, 2013. Accordingly, the performance information shown below for periods on or prior to February 28, 2013 is that of the Predecessor Fund. The Predecessor Fund was also advised by Perritt Capital Management, Inc. and had the same investment objective and strategies as the Fund. Updated performance information is available on the Fund’s website at www.perrittcap.com or by calling the Fund toll-free at 1-800-332-3133. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Year-by-Year Total Returns as of December 31,

Year-to-date return as of the most recent quarter ended June 30, 2024 was -0.45%.

During the ten year period shown on the bar chart, the Fund’s best and worst quarters are shown below:

Highest Quarterly Return	Lowest Quarterly Return
28.39% (December 31, 2020)	-36.96% (March 31, 2020)

Average Annual Total Returns For the Periods Ended December 31, 2023
Perritt MicroCap Opportunities Fund	1 Year	5 Years	10 Years
Return Before Taxes	12.00%	8.01%	4.38%
Return After Taxes on Distributions	10.04%	6.61%	2.34%
Return After Taxes on Distributions and Sale of Fund Shares	8.33%	6.26%	3.15%
Russell Microcap® Index (reflects no deduction for fees, expenses, or taxes)	9.35%	8.56%	5.79%
Russell 2000® Index (reflects no deduction for fees, expenses, or taxes)	16.93%	9.97%	7.16%

After tax returns are calculated using the historical highest individual stated federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual situation and may differ from those shown. In certain cases, the figure representing “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than the other return figures for the same period. A higher after-tax return results when a capital loss occurs upon redemption and provides an assumed tax deduction that benefits the investor. Furthermore, the after-tax returns shown are not relevant to those who hold their shares through tax-deferred arrangements such as 401(k) plans or Individual Retirement Accounts.

B-2

Exhibit C

Financial Highlights

The following tables are intended to help you understand the financial performance of the shares of the Ultra MicroCap Fund and the MicroCap Opportunities Fund for the periods shown below. Certain information reflects financial results for a single Fund share. The “Total Return” figures show how much your investment would have increased or decreased during each period, assuming you had reinvested all dividends and distributions. This information has been derived from financial statements audited by Cohen & Company, Ltd., an independent registered public accounting firm. Cohen & Company, Ltd.’s report and the Funds’ financial statements are included in the Annual Report, which is available upon request.

Perritt Ultra MicroCap Fund

Financial Highlights

For a Fund share outstanding throughout the year	For the Six Months Ended April 30,	For the Years Ended October 31,
	2024	2023	2022	2021	2020	2019
	(Unaudited)
Net asset value, beginning of period/year	$13.86	$15.94	$22.06	$11.54	$12.81	$15.62
Income/(loss) from investment operations:
Net investment loss[2]	(0.07)	(0.20)	(0.32)	(0.36)	(0.11)	(0.12)
Net realized and unrealized gain
gain (loss) on investments	2.91	(1.70)	(4.43)	10.86	(1.14)	(1.60)
Total from investment operations	2.84	(1.90)	(4.75)	10.50	(1.25)	(1.72)
Less dividends and distributions:
From net realized gains	(0.29)	(0.18)	(1.37)	—	(0.01)	(1.09)
From return of capital	—	—	—	—	(0.01)	—
Total dividends and distributions	(0.29	(0.18)	(1.37)	—	(0.02)	(1.09)
Redemption fees[2]	0.00[3]	0.00[3]	0.00[3]	0.02	0.00[3]	0.00[3]
Net asset value, end of period/year	$16.41	$13.86	$15.94	$22.06	$11.54	$12.81
Total return[1]	20.82%[5]	(12.03%)	(22.95%)	91.16%	(9.75%)	(11.54%)
Supplemental data and ratios:
Net assets, end of year (in thousands)	$10,948	$9,791	$12,087	$22,049	$11,582	$34,154
Ratio of net expenses to average net assets	2.97%[4]	3.04%	2.66%	2.42%	2.68%	1.83%
Ratio of net investment/(loss) to average net assets	(0.86)%[4]	(1.26%)	(1.77%)	(1.85%)	(0.92%)	(0.85%)
Portfolio turnover rate	19.3%[5]	27.2%	15.4%	25.7%	14.3%	13.3%

[1]	Total return reflects reinvested dividends but does not reflect the impact of taxes.
[2]	Net investment income (loss) and redemption fees per share has been calculated based on average shares outstanding during the period/year.
[3]	Amount is less than $0.01 per share.
[4]	Annualized for periods less than one year.
[5]	Not annualized for periods less than one year.

C-1

Perritt MicroCap Opportunities Fund

Financial Highlights

For a Fund share outstanding throughout the year	For the Six Months Ended April 30,	For the Years Ended October 31,
	2024	2023	2022	2021	2020	2019
Net asset value, beginning of period/year	(Unaudited) $23.58	$ 23.68	$ 32.02	$ 19.51	$ 23.12	$ 28.17
Income/(loss) from investment operations:
Net investment income/(loss)[2]	(0.04)	0.10	(0.11)	(0.15)	(0.15)	(0.11)
Net realized and unrealized
gain/(loss) on investments	2.62	0.56	(3.95)	12.66	(2.66)	(1.74)
Total from investment operations	2.58	0.66	(4.06)	12.51	(2.81)	(1.85)
Less dividends and distributions:
From net realized gains	(1.77)	(0.76)	(4.28)	—	(0.80)	(3.20)
Total dividends and distributions	(1.77)	(0.76)	(4.28)	—	(0.80)	(3.20)
Redemption fees[2,3]	0.00	0.00	0.00	0.00	0.00	0.00
Net asset value, end of period/year	$24.39	$ 23.58	$ 23.68	$ 32.02	$ 19.51	$ 23.12
Total return[1]	11.57%[5]	2.76%	(14.95%)	64.12%	(12.46%)	(6.80%)
Supplemental data and ratios:
Net assets, end of period/year
(in thousands)	$52,237	$ 50,899	$ 54,739	$ 72,496	$ 52,756	$ 107,875
Ratio of net expenses to average net assets	1.64%[4]	1.65%	1.56%	1.56%	1.64%	1.38%
Ratio of net investment/(loss)
to average net assets	(0.37)%[4]	0.39%	(0.43)%	(0.53)%	(0.73)%	(0.48)%
Portfolio turnover rate	2.9%[5]	20.5%	23.0%	23.5%	19.1%	22.1%

[1]	Total return reflects reinvested dividends but does not reflect the impact of taxes.
[2]	Net investment income (loss) and redemption fees per share has been calculated based on average shares outstanding during the period/year.
[3]	Amount is less than $0.01 per share.
[4]	Annualized for periods less than one year.
[5]	Not annualized for periods less than one year.

C-1

STATEMENT OF ADDITIONAL INFORMATION

September 27, 2024

Acquisition of the Assets and Assumption of the Liabilities of

Perritt Ultra MicroCap Fund

By, and in Exchange for Shares of,

Perritt MicroCap Opportunities Fund

This Statement of Additional Information (“SAI”) is not a prospectus and should be read in conjunction with the prospectus dated September 27, 2024 relating to the acquisition of the assets and liabilities of the Perritt Ultra MicroCap Fund (the “Ultra MicroCap Fund”), a series of Perritt Funds, Inc., by the Perritt MicroCap Opportunities Fund (the “MicroCap Opportunities Fund”), a series of Perritt Funds, Inc. The acquisition will be effected pursuant to that certain Plan of Acquisition and Liquidation dated as of September 27, 2024 (the “Plan”). The Plan provides for (1) the transfer of all the assets of the Ultra MicroCap Fund to the MicroCap Opportunities Fund, (2) the assumption by the MicroCap Opportunities Fund of all the liabilities of the Ultra MicroCap Fund, (3) the issuance to shareholders of the Ultra MicroCap Fund of shares of the MicroCap Opportunities Fund, equal in aggregate net asset value (“NAV”) to the NAV of their former shares of the Ultra MicroCap Fund in redemption of their shares of the Ultra MicroCap Fund, and (4) the termination of the Ultra MicroCap Fund.

Copies of the prospectus, which has been filed with the Securities and Exchange Commission (“SEC”), may be obtained, without charge, by writing to Perritt Funds, Inc., 300 South Wacker Drive, Suite 600, Chicago, Illinois 60606, or by calling 1-800-332-3133.

This SAI consists of this Cover Page and the following documents, each of which was filed electronically with the Securities and Exchange Commission and is incorporated by reference herein (is legally considered to be part of this SAI):

●	The current Statement of Additional Information of the Ultra MicroCap Fund and the MicroCap Opportunities Fund, dated February 28, 2024, as amended to date.

●	The Annual Report of the Ultra MicroCap Fund and the MicroCap Opportunities Fund, for the fiscal year ended October 31, 2023.

●	The Semi-Annual Report of the Ultra MicroCap Fund and the MicroCap Opportunities Fund, for the fiscal period ended April 30, 2024.

Copies of these documents are available upon request and without charge by writing to Perritt Funds, Inc., 300 South Wacker Drive, Suite 600, Chicago, Illinois 60606, or by calling 1-800-332-3133.

B-1

SUPPLEMENTAL FINANCIAL INFORMATION

Under the agreement and plan of reorganization, the Ultra MicroCap Fund is proposed to be reorganized into the MicroCap Opportunities Fund. A table showing the fees and expenses of each of the Ultra MicroCap Fund and MicroCap Fund and the fees and expenses of the MicroCap Opportunities Fund on a pro forma basis after giving effect to the proposed reorganization is included in the section titled “Comparison Fee Table and Example” of the information statement/prospectus. The MicroCap Opportunities Fund will be the accounting and performance survivor of the reorganization. Additionally, there are no material differences in accounting policies of the Ultra MicroCap Fund as compared to those of the MicroCap Opportunities Fund.

The reorganization is not expected to result in a material change to the Ultra MicroCap Fund’s investment portfolio due to the investment restrictions of the MicroCap Opportunities Fund. Accordingly, a schedule of investments of the Ultra MicroCap Fund modified to reflect such changes is not included. It is estimated that around 16% of the assets of the Ultra MicroCap Fund will be sold as a result of rebalancing to address tax considerations, at a cost of approximately $9,000 or 0.10% of the assets of the Ultra MicroCap Fund. There is no resulting capital gains distribution directly related to such sales. Following the reorganization contemplated by the Plan, the MicroCap Opportunities Fund will hold the assets of the Ultra MicroCap Fund that it acquires until the MicroCap Opportunities Fund rebalances its portfolio in the ordinary course, pursuant to its customary procedures.

B-2

PERRITT FUNDS, INC.

Part C. Other Information

September 27, 2024

Item 15.	Indemnification.

Pursuant to the authority of the Maryland General Corporation Law, particularly Section 2-418 thereof, Registrant’s Board of Directors has adopted the By-Law set forth below, which is in full force and effect and has not been modified or cancelled. The general effect of this By-Law may be to reduce the circumstances under which a director or officer may be required to bear the economic burden of such director’s or officer’s liabilities and expenses.

Article VII

GENERAL PROVISIONS

Section 7. Indemnification.

A. The corporation shall indemnify all of its corporate representatives against expenses, including attorneys’ fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by them in connection with the defense of any action, suit or proceeding, or threat or claim of such action, suit or proceeding, whether civil, criminal, administrative, or legislative, no matter by whom brought, or in any appeal in which they or any of them are made parties or a party by reason of being or having been a corporate representative, if the corporate representative acted in good faith and in a manner reasonably believed to be in or not opposed to the best interests of the corporation and with respect to any criminal proceeding, if he had no reasonable cause to believe his conduct was unlawful provided that the corporation shall not indemnify corporate representatives in relation to matters as to which any such corporate representative shall be adjudged in such action, suit or proceeding to be liable for gross negligence, willful misfeasance, bad faith, reckless disregard of the duties and obligations involved in the conduct of his office, or when indemnification is otherwise not permitted by the Maryland General Corporation Law.

B. In the absence of an adjudication which expressly absolves the corporate representative, or in the event of a settlement, each corporate representative shall be indemnified hereunder only if there has been a reasonable determination based on a review of the facts that indemnification of the corporate representative is proper because he has met the applicable standard of conduct set forth in paragraph A. Such determination shall be made: (i) by the board of directors, by a majority vote of a quorum which consists of directors who were not parties to the action, suit or proceeding, or if such a quorum cannot be obtained, then by a majority vote of a committee of the board consisting solely of two or more directors, not, at the time, parties to the action, suit or proceeding and who were duly designated to act in the matter by the full board in which the designated directors who are parties to the action, suit or proceeding may participate; or (ii) by special legal counsel selected by the board of directors or a committee of the board by vote as set forth in (i) of this paragraph, or, if the requisite quorum of the full board cannot be obtained therefor and the committee cannot be established, by a majority vote of the full board in which directors who are parties to the action, suit or proceeding may participate.

 C. The termination of any action, suit or proceeding by judgment, order or settlement does not create a presumption that the person was guilty of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties and obligations involved in the conduct of his or her office. The termination of any action, suit or proceeding by conviction, or upon a plea of nolo contendere or its equivalent, or an entry of an order of probation prior to judgment shall create a rebuttable presumption that the person was guilty of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties and obligations involved in the conduct of his or her office, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his or her conduct was unlawful.

D. Expenses, including attorneys’ fees, incurred in the preparation of and/or presentation of the defense of a civil or criminal action, suit or proceeding may be paid by the corporation in advance of the final disposition of such action, suit or proceeding as authorized in the manner provided in Section 2-418(F) of the Maryland General Corporation Law upon receipt of: (i) an undertaking by or on behalf of the corporate representative to repay such amount unless it shall ultimately be determined that he or she is entitled to be indemnified by the corporation as authorized in this bylaw; and (ii) a written affirmation by the corporate representative of the corporate representative’s good faith belief that the standard of conduct necessary for indemnification by the corporation has been met.

E. The indemnification provided by this bylaw shall not be deemed exclusive of any other rights to which those indemnified may be entitled under these bylaws, any agreement, vote of stockholders or disinterested directors or otherwise, both as to action in his or her official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person subject to the limitations imposed from time to time by the Investment Company Act of 1940, as amended.

F. This corporation shall have power to purchase and maintain insurance on behalf of any corporate representative against any liability asserted against him or her and incurred by him or her in such capacity or arising out of his or her status as such, whether or not the corporation would have the power to indemnify him or her against such liability under this bylaw provided that no insurance may be purchased or maintained to protect any corporate representative against liability for gross negligence, willful misfeasance, bad faith or reckless disregard of the duties and obligations involved in the conduct of his or her office.

G. “Corporate Representative” means an individual who is or was a director, officer, agent or employee of the corporation or who serves or served another corporation, partnership, joint venture, trust or other enterprise in one of these capacities at the request of the corporation and who, by reason of his or her position, is, was, or is threatened to be made, a party to a proceeding described herein.

Insofar as indemnification for and with respect to liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of Registrant pursuant to the foregoing provisions or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a director, officer or controlling person or Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Item 16.	Exhibits.

1.	(a)	Articles of Incorporation are incorporated herein by reference to the Registrant’s Initial Registration Statement on Form N-1A filed with the Securities and Exchange Commission on April 9, 2004.

(b)	Articles Supplementary are incorporated herein by reference to Post-Effective Amendment No. 13 to the Registrant’s Registration Statement on Form N-1A filed with the Securities and Exchange Commission on February 28, 2013.

(c)	Articles Supplementary are incorporated herein by reference to Post-Effective Amendment No. 17 to the Registrant’s Registration Statement on Form N-1A filed with the Securities and Exchange Commission on February 28, 2014.

2.	Bylaws for Perritt Funds, Inc. are incorporated herein by reference to Post-Effective Amendment No. 7 to the Registrant’s Registration Statement on Form N-1A filed with the Securities and Exchange Commission on February 26, 2010.

3.	Voting trust agreement - None.

4.	Agreement and Plan of Reorganization is incorporated by reference to Exhibit A to the Proxy Statement/Prospectus filed herewith as Part A to this Registration Statement on Form N-14.

5.	See relevant portions of Articles of Incorporation and Bylaws, as amended.

6.	(a)	Investment Advisory Agreement for the Perritt Ultra MicroCap Fund is incorporated herein by reference to Post-Effective Amendment No. 13 to the Registrant’s Registration Statement on Form N-1A filed with the Securities and Exchange Commission on February 28, 2013.

(b)	Investment Advisory Agreement for the Perritt MicroCap Opportunities Fund is incorporated herein by reference to Post-Effective Amendment No. 13 to the Registrant’s Registration Statement on Form N-1A filed with the Securities and Exchange Commission on February 28, 2013.

7.	(a)	Distribution Agreement effective as of March 31, 2020 (Novation Agreement)-is incorporated herein by reference to Post-Effective Amendment No. 31 to the Registrant’s Registration Statement on Form N-1A filed with the Securities and Exchange Commission on February 26, 2021.

8.	Bonus, profit sharing contracts – None.

9.	(a)	Custody Agreement is incorporated herein by reference to Post-Effective Amendment No. 7 to the Registrant’s Registration Statement on Form N-1A filed with the Securities and Exchange Commission on February 26, 2010.

(b)	First Amendment to Custody Agreement is incorporated herein by reference to Post-Effective Amendment No. 10 to the Registrant’s Registration Statement on Form N-1A filed with the Securities and Exchange Commission on February 28, 2012.

(c)	Second Amendment to Custody Agreement is incorporated herein by reference to Post-Effective Amendment No. 13 to the Registrant’s Registration Statement on Form N-1A filed with the Securities and Exchange Commission on February 28, 2013.

(d)	Third Amendment to Custody Agreement is incorporated herein by reference to Post-Effective Amendment No. 13 to the Registrant’s Registration Statement on Form N-1A filed with the Securities and Exchange Commission on February 28, 2013.

(e)	Fourth Amendment to Custody Agreement is incorporated herein by reference to Post-Effective Amendment No. 17 to the Registrant’s Registration Statement on Form N-1A filed with the Securities and Exchange Commission on February 28, 2014.

(f)	Fifth Amendment to Custody Agreement is incorporated herein by reference to Post-Effective Amendment No. 19 to the Registrant’s Registration Statement on Form N-1A filed with the Securities and Exchange Commission on February 27, 2015.

10.	Rule 12b-1 plan and Rule 18f-3 plan – None.

11.	Opinion of Foley & Lardner LLP regarding legality of issuance of shares – Filed Herewith.

12.	Form of Opinion of Foley & Lardner LLP regarding tax matters – Filed Herewith.

13.	(a)	Fund Administration Servicing Agreement is incorporated herein by reference to Post-Effective Amendment No. 13 to the Registrant’s Registration Statement on Form N-1A filed with the Securities and Exchange Commission on February 28, 2013.

(b)	First Amendment to Fund Administration Servicing Agreement is incorporated herein by reference to Post-Effective Amendment No. 13 to the Registrant’s Registration Statement on Form N-1A filed with the Securities and Exchange Commission on February 28, 2013.

(c)	Second Amendment to Fund Administration Servicing Agreement is incorporated herein by reference to Post-Effective Amendment No. 17 to the Registrant’s Registration Statement on Form N-1A filed with the Securities and Exchange Commission on February 28, 2014.

(d)	Third Amendment to Fund Administration Servicing Agreement is incorporated herein by reference to Post-Effective Amendment No. 27 to the Registrant’s Registration Statement on Form N-1A filed with the Securities and Exchange Commission on February 28, 2019.

(e)	Transfer Agent Servicing Agreement is incorporated herein by reference to Post-Effective Amendment No. 7 to the Registrant’s Registration Statement on Form N-1A filed with the Securities and Exchange Commission on February 26, 2010.

(f)	First Amendment to Transfer Agent Servicing Agreement is incorporated herein by reference to Post-Effective Amendment No. 10 to the Registrant’s Registration Statement on Form N-1A filed with the Securities and Exchange Commission on February 28, 2012.

(g)	Second Amendment to Transfer Agent Servicing Agreement is incorporated herein by reference to Post-Effective Amendment No. 13 to the Registrant’s Registration Statement on Form N-1A filed with the Securities and Exchange Commission on February 28, 2013.

(h)	Third Amendment to Transfer Agent Servicing Agreement is incorporated herein by reference to Post-Effective Amendment No. 13 to the Registrant’s Registration Statement on Form N-1A filed with the Securities and Exchange Commission on February 28, 2013.

(i)	Fourth Amendment to Transfer Agent Servicing Agreement is incorporated herein by reference to Post-Effective Amendment No. 17 to the Registrant’s Registration Statement on Form N-1A filed with the Securities and Exchange Commission on February 28, 2014.

(j)	Fifth Amendment to Transfer Agent Servicing Agreement is incorporated herein by reference to Post-Effective Amendment No. 19 to the Registrant’s Registration Statement on Form N-1A filed with the Securities and Exchange Commission on February 27, 2015.

(k)	Fund Accounting Servicing Agreement dated December 2, 2005 is incorporated herein by reference to Post-Effective Amendment No. 31 to the Registrant’s Registration Statement on Form N-1A filed with the Securities and Exchange Commission on February 26, 2021.

(l)	Second Amendment to the Fund Accounting Servicing Agreement is incorporated herein by reference to Post-Effective Amendment No. 13 to the Registrant’s Registration Statement on Form N-1A filed with the Securities and Exchange Commission on February 28, 2013.

(m)	Third Amendment to the Fund Accounting Servicing Agreement is incorporated herein by reference to Post-Effective Amendment No. 13 to the Registrant’s Registration Statement on Form N-1A filed with the Securities and Exchange Commission on February 28, 2013

(n)	Fourth Amendment to the Fund Accounting Servicing Agreement is incorporated herein by reference to Post-Effective Amendment No. 17 to the Registrant’s Registration Statement on Form N-1A filed with the Securities and Exchange Commission on February 28, 2014.

(o)	Amendment to the Custody Agreement, Fund Accounting Servicing Agreement, Transfer Agent Agreement and the Distribution Agreement dated March 23, 2006 is incorporated herein by reference to Post-Effective Amendment No. 31 to the Registrant’s Registration Statement on Form N-1A filed with the Securities and Exchange Commission on February 26, 2021.

14.	Consent of Independent Registered Public Accounting Firm – Filed herewith.

15.	Omitted Financial Statements – None.

16.	Powers of attorney – None.

17.	Additional exhibits – None.

18.	Filing fee exhibit – Not applicable.

Item 17.	Undertakings.

1.	The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act [17 CFR 230.145c], the reoffering prospectus will contain the information called for by the applicable registration form for the reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

2.	The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

3.	The undersigned registrant agrees to file in a Post-Effective Amendment to this Registration Statement a final tax opinion within a reasonably prompt time after receipt of such opinion.

SIGNATURES

As required by the Securities Act of 1933, this registration statement has been signed on behalf of the registrant, in the City of Chicago and State of Illinois, on the 27th day of September, 2024.

PERRITT FUNDS, INC.
(Registrant)

By:	/s/ Michael J. Corbett
Michael J. Corbett
President

As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Michael J. Corbett	Principal Executive Officer and	September 27, 2024
Michael J. Corbett	Director

/s/ Matthew Brackman	Principal Financial and	September 27, 2024
Matthew Brackman	Accounting Officer

/s/ David S. Maglich	Director	September 27, 2024
David S. Maglich

/s/ Dianne C. Click	Director	September 27, 2024
Dianne C. Click

Signature Page